Reg. Nos. 33-30394/ 811-5857

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                        [ X ]
        Pre-Effective Amendment No. ____                      [   ]


        Post-Effective Amendment No. 13                       [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                [ X ]


        Amendment No. 12


                        (Check appropriate box or boxes.)

                                 CMC Fund Trust
               (Exact Name of Registrant as Specified in Charter)

1300 SW Sixth Avenue, PO Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600


J. Jerry Inskeep, Jr.

1300 SW Sixth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
         X     immediately upon filing pursuant to paragraph (b)
       -----
               on _______________ pursuant to paragraph (b)
       -----
               60 days after filing pursuant  to  paragraph  (a)(1)
       -----
               on _______________  pursuant  to paragraph  (a)(1)
       -----
               75 days  after  filing  pursuant  to  paragraph (a)(2)
       -----
               on _________________  pursuant to paragraph (a)(2) of Rule 485
       -----

If appropriate:
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Please forward copies of communications to:

               Robert J. Moorman
               Stoel Rives, L.L.P.
               900 SW Fifth Avenue
               Portland, Oregon  97204


Title of Securities Being Registered:  Shares of Beneficial Interest

                                 CMC FUND TRUST

                              CROSS-REFERENCE SHEET


                                                    Location in
Part A - INFORMATION REQUIRED IN A PROSPECTUS       Prospectus
                                                    ----------

   Item 1.    Cover Page......................... Cover

   Item 2.    Synopsis........................... "Fund Expenses"

   Item 3.    Condensed Financial Information.... "Financial Highlights"

   Item 4.    General Description of
                    Registrant................... "Features of the Fund" and
                                                  "Description of the Fund"

   Item 5.    Management of the Fund............. "Management of the Fund"
                                                  and "Transfer Agent"


   Item 6.    Capital Stock and Other
                    Securities................... "Voting Rights"; "Taxes";
                                                  "Distributions"; "How
                                                  Investments in the Fund are
                                                  Made" and Cover


   Item 7.    Purchase of Securities Being
                    Offered...................... "How Investments in the
                                                  Fund Are Made" and
                                                  "Determination of Net Asset
                                                  Value"

   Item 8.    Redemption or Repurchase........... "Redemptions"

   Item 9.    Legal Proceedings.................. Not applicable


                                                       Location in
                                                       Statement of
Part B - INFORMATION REQUIRED IN A                     Additional
         STATEMENT OF ADDITIONAL INFORMATION           Information
                                                       ------------

   Item 10.   Cover Page......................... Cover

   Item 11.   Table of Contents.................. "Table of Contents"

   Item 12.   General Information and
                    History...................... Not applicable

   Item 13.   Investment Objectives and
                    Policies..................... "Investment Restrictions" and
                                                  "Additional Information
                                                  Regarding Certain Investments
                                                  by the Fund."  Additional
                                                  information is in Prospectus
                                                  under "Description of the
                                                  Fund."

   Item 14.   Management of the Registrant....... "Management"

   Item 15.   Control Persons and Principal
                    Holders of Securities........ "Management"

   Item 16.   Investment Advisory and
                    Other Services............... "Investment Advisory and
                                                  Other Fees Paid to Affiliates"
                                                  and "Custodians." Additional
                                                  information is in Prospectus
                                                  under "Transfer Agent."

   Item 17.   Brokerage Allocation............... "Portfolio Transactions"

   Item 18.   Capital Stock and Other
                    Securities................... All required information is in
                                                  Prospectus under "Voting
                                                  Rights."
   Item 19.   Purchase, Redemption and
                    Pricing of Securities
                    Being Offered................ "Redemptions and Net Asset
                                                  Value."  Additional
                                                  information is in Prospectus
                                                  under "Determination of Net
                                                  Asset Value" and "How
                                                  Investments in the Fund are
                                                  Made."

   Item 20.   Tax Status......................... "Taxes."  Additional
                                                  information is in Prospectus
                                                  under "Taxes."

   Item 21.   Underwriters....................... Not applicable

   Item 22.   Calculation of Performance Data.... "Yield and Performance."
                                                  Additional information is in
                                                  Prospectus under
                                                  "Performance Information."

   Item 23.   Financial Statements............... "Financial Statements"




Part C
------

Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

                                                                        Part A-I

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                                     [LOGO]
                                    Columbia

                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201
                                  503-222-3600


     This Prospectus provides information on CMC Fund Trust (the "Trust"), an open-end diversified management investment company, and two of its portfolios (the "Funds"), the CMC Small Cap Fund (the "Small Cap Fund") and the CMC International Stock Fund (the "International Stock Fund"). The Funds have different investment objectives.

     Small Cap Fund. The Small Cap Fund's investment objective is to achieve capital appreciation by investing principally in common stocks or securities convertible into common stocks of companies that each have an aggregate market valuation of less than $800 million ("small cap"). See "Small Cap Fund -- Investment Objective and Policies." The Small Cap Fund may, however, invest up to 35 percent of its total assets in the securities of companies with larger capitalizations when the Trustees or the Fund's investment adviser believes the potential for capital appreciation of such securities is comparable to that of small cap securities. While over the long-term small cap securities have on average outperformed the Standard and Poor's 500 Stock Index (the "S&P 500"), which the Fund believes is generally representative of securities of companies with larger capitalizations, they have also been more volatile and riskier than the market as a whole.

     International Stock Fund. The International Stock Fund's investment objective is to provide long-term capital appreciation by investing primarily in foreign equity securities. Under normal market conditions, at least 75 percent of the Fund's foreign equity securities will be securities of well capitalized, seasoned companies. See "International Stock Fund -- Investment Objective and Policies." Investments in foreign securities involve special risks, including currency risk and political risk, which may result in significant price fluctuations. See "International Stock Fund -- Risk Considerations."

     The Funds enable clients of Columbia Management Co. ("CMC" or "Adviser") to invest in a diversified portfolio of small cap securities or foreign equity securities rather than having to purchase individual securities for their accounts.


     This Prospectus concisely sets forth information about the Funds that clients should know before investing and should be retained for future reference. A Statement of Additional Information about the Funds dated December 24, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request to the Trust. The Statement of Additional Information is incorporated by reference into this Prospectus.


     THE FUNDS CHARGE NO SALES LOAD. SHARES OF THE FUNDS ARE SOLD AND REDEEMED AT THEIR NET ASSET VALUE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                December 24, 1997

                                Table Of Contents

Fund
Expenses............................................................2
Financial
Highlights..........................................................3
Features of the
Funds...............................................................4
How Investments in the Funds Are
Made................................................................5
Redemptions.........................................................6
Determination of Net Asset
Value...............................................................6
Description of the
Funds...............................................................8
         Small Cap
         Fund.......................................................8
         International Stock
         Fund.......................................................9
Distributions......................................................11
Performance
Information........................................................11
Voting
Rights.............................................................13
Taxes..............................................................13
Management of the
Funds..............................................................14
Transfer
Agent..............................................................15
Additional
Information........................................................16


                                  FUND EXPENSES



     The following table illustrates all expenses and fees that a shareholder of each Fund will incur. The purpose of this table is to assist you in understanding the various costs and expenses an investor in a Fund will bear directly or indirectly. The expenses and fees set forth in the table are for the 1997 fiscal year. "Other Operating Expenses" includes custodial and transfer agent fees and audit, legal, and other business operating expenses. See "Management of the Funds." If assets under separate management by CMC are invested in a Fund, the shareholder will pay no fee pursuant to its advisory contract with CMC with respect to those assets invested in that Fund (for the period during which the assets are invested in the Fund).


                                                    Small Cap   International
                                                     Fund        Stock  Fund
                                                --------------------------------
Shareholder Transaction Expenses                      None        None

Annual Fund Operating Expenses
(As a percentage of average net assets)

Management Fees                                       .75%        .75%
12b-1 Fees                                            None        None


Other Operating Expenses                              .01%        .30%

      Total Fund Operating Expenses                   .76%       1.05%


EXAMPLE OF EXPENSES

     The following example illustrates the expenses that you would pay on a $1,000 investment over the periods shown, assuming a 5% annual rate of return and redemption at the end of each period.


                                1 Year       3 Years      5 Years      10 Years
                                ------       -------      -------      --------
Small Cap Fund                   $8            $24          $42          $94
International Stock Fund         $11           $33          $58          $128


The above example should not be considered a representation of past or future expenses or performance. The 5% rate of return used in the example is required by the SEC for comparative purposes; actual expenses and performance may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)



The tables below have been audited by Coopers & Lybrand, L.L.P., independent accountants, as stated in their report appearing on page 41 in the Statement of Additional Information. This information should be reviewed in conjunction with the financial statements and notes thereto appearing in the Statement of Additional Information. Additional information about the performance of the Funds for fiscal 1997 is in the Statement of Additional Information under "Financial Statements."


                                 SMALL CAP FUND
                                 --------------


                                                                          Fiscal Year Ended October 31,
                                          1997     1996       1995      1994      1993       1992     1991      1990     1989(1)
Net Asset Value, Beginning of Period... $ 52.04   $ 56.00   $ 49.35   $ 56.44   $ 50.68    $ 49.53  $ 30.66    $ 40.12   $ 40.00
                                        -------   -------   -------   -------   -------    -------  -------    -------   -------
Income from Investment Operations:
Net Investment Income (Loss)...........   (0.04)    (0.08)     0.22      0.18      0.05(2)    0.03     0.05(2)    0.08(2)   0.13(2)
Net Realized and Unrealized Gains
  (Losses) on Investments..............   14.08     16.79     10.88      1.99     15.50       2.72    20.00      (9.43)    (0.01)
                                        -------   -------   -------   -------   -------    -------  -------    -------   -------
    Total from Investment Operations...   14.04     16.71     11.10      2.17     15.60       2.75    20.05      (9.35)     0.12
                                        -------   -------   -------   -------   -------    -------  -------    -------   -------

Less Distributions:
Dividends (from net investment
  income)..............................                       (0.16)    (0.17)    (0.10)     (0.03)   (0.06)     (0.11)
Dividends (in excess of net investment
  income)..............................                                 (0.01)
Distributions (from capital gains).....  (11.68)   (20.67)    (4.25)    (8.99)    (9.74)     (1.57)   (1.12)
Distributions (in excess of capital
  gains)...............................                       (0.04)    (0.09)
                                        -------   -------   -------   -------   -------    -------  -------    -------   -------
    Total Distributions................  (11.68)   (20.67)    (4.45)    (9.26)    (9.84)     (1.60)   (1.18)     (0.11)
                                        -------   -------   -------   -------   -------    -------  -------    -------   -------

Net Asset Value, End of Period......... $ 54.40   $ 52.04   $ 56.00   $ 49.35   $  $56.44  $ 50.68  $ 49.53    $ 30.66   $ 40.12
                                        =======   =======   =======   =======   =======    =======  =======    =======   =======

Total Return...........................   26.98%    30.30%    22.55%     3.87%    30.87%      5.54%   65.44%    -23.35%     0.30%(3)

Ratios/Supplemental Data
Net Assets, End of Period (in
  millions) ...........................    $522      $522      $537      $468      $493       $411     $276       $20    $ 128
Ratio of Expenses to Average Net
  Assets...............................    0.76%     0.78%     0.77%     0.78%     0.79%      0.80%    0.81%    0.91%       1.46%
Ratio of Net Investment Income (Loss)
  to Average Net                          (0.08)%   (0.14)%    0.43%     0.29%     0.17%      0.06%    0.12%    0.21%       1.85%
Assets.................................
Portfolio Turnover Rate................  168.72%   147.77%    125.8%    97.24%    64.39%     56.02%   69.65%   59.42%      34.48%
Average Commission Rate Paid on
  Portfolio Transactions (4) .......... $0.0563   $0.0539


(1) From inception of operations on August 30, 1989. Ratios and portfolio turnover rates are annualized.
(2)  Based on average number of shares outstanding during the period.
(3)  Not annualized.
(4) The average commission rate paid by the fund is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

                            INTERNATIONAL STOCK FUND

                                                                    Fiscal Year Ended October 31,
                                                        1997          1996            1995          1994(1)
                                                        ----          ----            ----          -------
Net Asset Value, Beginning of Period.............     $ 42.46       $ 37.06         $ 39.51         $ 40.00
Income from Investment Operations:
Net Investment Income............................        0.41          0.32            0.39            0.10
Net Realized and Unrealized Gains (Losses)
  on Investments and Foreign Currency
  Transactions...................................        6.16          5.86           (2.64)          (0.59)
     Total from Investment Operations............        6.57          6.18           (2.25)          (0.49)

Less Distributions:
Dividends (from net investment income)...........       (0.46)        (0.78)          (0.19)
Dividends (in excess of net investment
  income)........................................                                     (0.01)
Distributions (from capital gains)                      (5.86)
                                                      -------       -------         -------         -------
     Total Distributions.........................       (6.32)        (0.78)          (0.20)             --
                                                      -------       -------         -------         -------

Net Asset Value, End of Period...................     $ 42.71       $ 42.46         $ 37.06         $ 39.51
                                                      =======       =======         =======         =======


Total Return.....................................       15.47%        16.67%          -5.69%          -1.23% (2)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)..........     $    81       $    74         $    69         $    84
Ratio of Expenses to Average Net Assets..........        1.05%         1.00%           0.98%           1.16%
Ratio of Net Investment Income to Average
     Net Assets..................................        0.88%         0.78%           0.99%           0.53%
Portfolio Turnover Rate..........................      126.56%       119.98%         158.32%         123.80%
Average Commission Rate Paid
  on Portfolio Transactions (3) .................     $0.0050       $0.0012

(1) From inception of operations on February 1, 1994. Ratios and portfolio turnover rates are annualized.
(2)  Not annualized.
(3) The average commission rate paid by the fund is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

-------------------------------------------------------------------------------
                              FEATURES OF THE FUNDS
-------------------------------------------------------------------------------

     The Trust enables clients of CMC to invest in diversified portfolios of either small cap securities or foreign securities rather than purchasing such securities on an individual basis. Although there are risks that cannot be eliminated in owning securities, management believes the Funds offer many advantages to CMC's clients that would not normally be available if similar securities were purchased on an individual basis. Among those advantages are economies of scale, diversification, convenience, and, with respect to the International Stock Fund, foreign custody. Notwithstanding those advantages, investments by the Funds in small cap companies and foreign securities, respectively, may be regarded as speculative. See "Investment Objective and Policies" for each Fund.


     By combining a portion of the capital of CMC clients' accounts into a large portfolio, it is possible to offer all clients who invest in a Fund effective access to either small capitalization or foreign company issues, as the case may be, as well as professional investment supervision.

     Each Fund is a portfolio of the Trust, an open-end diversified management company established as an Oregon business trust under a Restated Declaration of Trust dated October 13, 1993 ("Declaration of Trust"). The Trust has established two other portfolios, the CMC High Yield Fund and the CMC Short Term Bond Fund. The Trust is not required under its Declaration of Trust to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies, or approving an investment advisory contract.


     The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitiations of the applicable Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

     Each Fund is a "no-load fund", which means investors pay no sales load and do not incur any additional expenses beyond those paid directly by the Fund. See "Fund Expenses."

-------------------------------------------------------------------------------
                      HOW INVESTMENTS IN THE FUNDS ARE MADE
-------------------------------------------------------------------------------

     Investments in a Fund may be made directly by an institutional client of CMC. In addition, an independent fiduciary of a CMC client account, after careful review of this prospectus, including Fund expenses and its consistency with the client's written investment guidelines, may approve the investment in a Fund and authorize CMC to invest in a Fund at its discretion for the client's portfolio, subject to limitations imposed by the independent fiduciary. If CMC is deemed to be a fiduciary with respect to a shareholder of a Fund under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in a Fund by CMC on behalf of the shareholder. See "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information.

     The shares of each Fund are purchased and redeemed at the net asset value next determined after an order is received by the Fund. Net asset value of each Fund is determined as of the close of regular trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange ("NYSE") is open for business. See "Determination of Net Asset Value."

     Orders received by a Fund are processed the day they are received. Orders received before the close of regular trading on each day the NYSE is open for business will be entered at the net asset value per share calculated that day. Orders received after the close of regular trading on each day the NYSE is open for business will be entered at the net asset value next determined. All investments are credited to the shareholder's account in full and fractional shares computed to the third decimal place. Although the Funds have no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of a Fund.

     Shares purchased are credited to the CMC client's account on the record books of the applicable Fund, with confirmations supplied by the Fund to the account custodian for the CMC client.

     Shareholder inquiries, including requests for certificated shares, may be made by writing to CMC or the applicable Fund at 1300 SW Sixth Avenue, Portland, Oregon 97207 or by calling (503) 222-3600.

-------------------------------------------------------------------------------
                                   REDEMPTIONS
-------------------------------------------------------------------------------

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemptions of shares are at the net asset value next computed after receipt of a redemption order on days when the NYSE is open for business. See "Determination of Net Asset Value." Payment will be made within seven days of the date of redemption except as provided by the rules of the SEC.

     If certificates for shares of a Fund have been issued to a shareholder, they must be returned to the Fund, properly endorsed, before any redemption request may be processed. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Although a shareholder may redeem shares that were recently purchased by check, a Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are transmitted. This holding period does not apply to the redemption of shares recently purchased by bank wire or with a cashier's or certified check.

     Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which each Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

-------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------

     The net asset value per share of each Fund is determined by CMC, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     Securities will be valued according to the market value obtained in a consistent manner from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the applicable exchange. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and using pricing services, in each case only when these procedures result in prices that are believed to reflect fair market value. Fair value for debt securities with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest (unless the Trustees believe unusual circumstances indicate another method of determining fair value should be considered).

     Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. In addition, trading of these foreign securities may not take place on all NYSE business days. Trading may take place in various foreign markets on Saturday or on other days the NYSE is not open for business and on which a Fund's net asset value is therefore not calculated. The calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value. Assets of foreign securities are translated from the local currency into U.S. dollars at the prevailing exchange rates.

-------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
-------------------------------------------------------------------------------

                                 Small Cap Fund


     Investment Objective and Policies. The investment objective of the Small Cap Fund is to achieve capital appreciation by investing, in normal circumstances, at least 65 percent of the value of the Fund's total assets in common stocks or securities convertible into common stocks of "small cap" companies. As of the date of this Prospectus, a company is considered small cap if it has an aggregate market valuation of less than $800 million. Upon notice to shareholders, the definition of small cap may change in the future if CMC determines, based on changes in market levels and accepted industry definitions, that a different market capitalization is more appropriate. There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may, however, invest from time to time up to 35 percent of the value of the Fund's total assets in the securities of larger, more established companies when the Trustees or the Fund's investment adviser believes such securities offer capital appreciation potential that is generally comparable to small cap securities. During periods when the Adviser determines market conditions call for a temporary defensive posture, the Fund may without limit retain cash or invest in high-grade fixed income securities or money market instruments. See "Additional Information -- Temporary Investments and -- Repurchase Agreements." To the extent the Fund's assets are invested in these types of securities or held in cash, the Fund will not be invested in securities designed to achieve the Fund's investment objective of capital appreciation. The Fund may also purchase certain options and futures contracts. See "Additional Information -- Options and Financial Futures Transactions." The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice.


     The Small Cap Fund may invest in convertible debentures and convertible preferred stock, each convertible into the common stock of small cap companies. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners but after bond owners. Investments by the Small Cap Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     The Small Cap Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant. Securities held by the Small Cap Fund will generally be traded in established over-the-counter markets or listed on a national or regional securities exchange. The Small Cap Fund does not intend to concentrate its investments in any particular industry or group of industries, but to diversify its holdings among as many different companies and industries as seems appropriate in light of the conditions prevailing at any given time. The Small Cap Fund may also invest up to 5 percent of its total assets in equity securities of closed-end investment companies where the investment policies of the closed-end investment company are generally similar to those of the Fund. To the extent the Fund makes any such investments, shareholders of the Fund will incur, indirectly, additional investment advisory and other expenses as indirect shareholders of the closed-end investment company.

     The Small Cap Fund may invest up to one-third of its total assets in securities issued by companies in developed foreign countries, principally companies in Canada, Western Europe, and Asia, or in American Depository Receipts ("ADRs") for foreign securities. For a discussion of the special risks involved with investing in foreign securities, see "International Stock Fund -- Risk Considerations."

     Investments in small cap companies may involve greater risks, with a corresponding effect on the Small Cap Fund's net asset value, than investments in larger companies. For this reason, the Fund is not intended to be a complete investment vehicle. The Fund is designed for that portion of a portfolio that can appropriately be invested in securities with greater risk but also greater potential for appreciation.


                            International Stock Fund

     Investment Objective and Policies. The International Stock Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of companies based outside the United States. This objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

     Under normal market conditions, the International Stock Fund will invest in equity securities (i.e., common stock and preferred stock), including securities convertible into equity securities, of issuers located outside the United States. Under normal market conditions, at least 75 percent of the Fund's assets invested in equity securities will be securities of well capitalized, seasoned companies. The Fund considers a company well capitalized if it has an aggregate market valuation over $500 million. The Fund may invest in smaller, less seasoned companies when the Fund's investment adviser believes such companies offer attractive opportunities consistent with the Fund's overall investment objective. An investment in a less seasoned company may involve greater risks than an investment in a larger, more established company. See "Additional Information -- Investments in Small and Unseasoned Companies." In addition to investing in equity securities, the Fund may also enter into foreign currency exchange contracts and purchase other securities to protect against fluctuations in exchange rates. These securities are described below and under "Additional Information."

     The International Stock Fund's investment adviser intends to select portfolio securities using what is sometimes referred to as a "top down" approach, under which the international investment environment is first analyzed in the following areas: economic activity and prospects for growth in the United States and foreign countries, trends in monetary and fiscal policy, the outlook for currency exchange rates, prospects for political changes, investor sentiment, and market momentum. This "top down" analysis aids in identifying the appropriate allocation of investments among various geographic regions or countries and the various business sectors within those regions or countries. The Fund does not intend to concentrate its investment in any particular industries. Once the analysis is completed, specific portfolio selections are made. Factors affecting individual security selection include:

     *    financial strength of the issuer
     *    ability of management
     *    dynamics of the business sector
     *    earnings growth and profit margins
     *    trend in sales
     *    potential for new product development
     *    dividend payment history and potential
     *    financial ratios, including price/earnings and price/book ratios
     *    investment for the future in research and facilities

     The International Stock Fund will invest in at least three different foreign countries and may invest in companies located anywhere in the world. The Fund intends to invest principally in the following countries: Belgium, Brazil, Denmark, Finland, France, Germany, Italy, India, The Netherlands, Norway, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, Canada, and Mexico.


     Currency Management. The value of the International Stock Fund will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year but can be renewed. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the market price. The Fund will only enter into forward contracts for hedging and not for speculation. If required by the Investment Company Act or the SEC, the Fund may "cover" its commitment under the forward contracts by segregating cash or liquid high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to the consummation of currency exchange contracts.

     The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of the International Stock Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. The forecasting of short-term currency market movements is very difficult, and there can be no assurance that short-term hedging strategies used by the Fund will be successful.

     Risk Considerations. Investing in foreign securities that are traded principally in markets outside the United States may involve greater risk than investing in domestic securities. Investing in foreign securities, which are generally denominated in foreign currencies, and the use of forward currency exchange contracts involve risks not typically associated with investing in domestic securities. The value of the International Stock Fund's portfolio will be affected by changes in currency exchange rates and in currency exchange regulations. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

     Foreign investments involve certain other risks, including possible political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the International Stock Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.


     The International Stock Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of developed or emerging countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.


     In addition to investing directly in foreign equity securities, the International Stock Fund may also purchase such securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

     Additional costs may be incurred in connection with the International Stock Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

     A description of other investment restrictions and certain investment practices of the International Stock Fund is included under "Additional Information" and in the Statement of Additional Information. The Fund's investment restrictions include a prohibition on investing more than 10 percent of its total assets in the securities of companies that have a record of less than 3 years of continuous operations or more than 10 percent of its total assets in illiquid securities.

-------------------------------------------------------------------------------
                                  DISTRIBUTIONS
-------------------------------------------------------------------------------

     Generally, each Fund distributes net investment income twice a year and net realized capital gains from investment transactions annually. The amount distributed, if any, will vary according to the income received from securities held by the Funds and capital gains realized from the sale of securities.

     All distributions are paid as cash dividends and reinvested in additional shares at the net asset value at the close of business on the record date unless the account has elected to receive them in cash.

-------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
-------------------------------------------------------------------------------


     Historical average annual total return and total return information for the Funds will be provided periodically. Such performance information represents historical data, and the investment return and principal value of an investment will fluctuate so that shares of a Fund when redeemed may be worth more or less than their original cost. "Total return" refers to the change in value of an investment in a Fund over a stated period, assuming the reinvestment of any dividends and capital gains. "Average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out the variations in performance but are not the same as actual annual results. The table below shows total return and performance information for the Small Cap Fund and the International Stock Fund for the periods ended October 31, 1997. A discussion by the Adviser regarding each Fund's performance for fiscal 1997 is set forth under "Financial Statements" in the Statement of Additional Information.



                                                Average Annual Total Return            Total Return
                                                ---------------------------            ------------
                                                                      Since                                    Since
                                              1 Year   5 Years      Inception*     1 Year       5 Years      Inception*
                                              ------   -------      ---------      ------        ------      ---------
CMC Small Cap Fund........................    26.98%    22.48%        17.30%       26.98%       175.64%       270.05%

                                                        Since                                   Since
                                              1 Year  Inception*                   1 Year     Inception*
                                              ------  ---------                    ------     ---------
CMC International Stock Fund..............    15.47%     6.33%                     15.47%        25.50%


* Since August 30, 1989 for the Small Cap Fund and since February 1, 1994 for the International Stock Fund.


     The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1,000 mutual funds based upon total return performance). These ranking services and publications may rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

     The Funds may compare their performance to that of a recognized stock index, such as the S&P 500 Stock Index, the Russell 2000 Stock Index, Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"), or the FT/S&P Actuaries Europe-Pacific Index. Client communications may contain past or present performance rankings. This is not to be considered representative or indicative of future results.

-------------------------------------------------------------------------------
                                  VOTING RIGHTS
-------------------------------------------------------------------------------


     The Trust may establish separate series of investment portfolios under its Declaration of Trust. The Funds, CMC High Yield Fund and CMC Short Term Bond Fund, are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, and distribution. All issued and outstanding shares of the Funds are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Funds and any other portfolio of the Trust, if established, voting for the election of Trustees can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Under the provisions of the 1940 Act, and as used elsewhere in this Prospectus, the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote, at any meeting of shareholders of the Fund, of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less. As of November 28, 1997, 71.45% or 1,305,482 shares of the International Stock Fund were beneficially owned by the State of Oregon Stock Growth Fund.


     Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A special meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

-------------------------------------------------------------------------------
                                      TAXES
-------------------------------------------------------------------------------

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying and by meeting certain other requirements, a Fund will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. Each Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

     Shareholders that are subject to federal income taxes will recognize ordinary income on distributions of net investment income or of any excess of net short-term capital gain over net long-term capital loss. Distributions properly designated as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder held shares of the Fund. A portion of any distributions received from a Fund may be eligible for the dividends received deduction in the case of corporate shareholders, depending on the amount of qualifying dividends received by the Fund from domestic corporations.

     The tax character of dividends and other distributions from a Fund is the same whether they are paid in cash or reinvested in additional shares of the Fund. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid in the following January will be reportable as if received by the shareholders on December 31. Thus, the shareholders may be taxed on these dividends in the taxable year prior to the year of actual receipt.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     Investment income received by the International Stock Fund and derived from foreign securities may be subject to foreign income taxes withheld by the foreign company. The United States has entered into tax treaties with many foreign countries that entitle a fund to a reduced rate of tax or exemption from tax on this income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the International Stock Fund's assets to be invested within various countries will fluctuate and the extent to which foreign tax refunds will be recovered is uncertain. The International Stock Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

     If the International Stock Fund has paid withholding or other taxes to foreign governments during the year, the taxes will reduce the Fund's income. In that event, the International Stock Fund may qualify for and make an election permitted under the Code so that shareholders will be required to treat as taxable income their pro rata portion of the income taxes paid by the Fund to foreign countries and may, subject to limitations, be able to claim a credit or deduction for the same amount. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" these foreign taxes, there can be no assurance the Fund will be able to do so.

     Each Fund will mail to its shareholders annually a summary of the federal income tax status of the Fund's distributions for the preceding year. Additional information regarding certain income tax consequences of investments in the Funds is set forth in the Statement of Additional Information.

     This "Taxes" section is only a brief summary of the major tax considerations affecting each Fund and its shareholders and is not a complete or detailed explanation of tax matters. In addition to Federal taxes, shareholders of the Funds may be subject to state and local taxes. Accordingly, investors are urged to consult their tax advisers concerning the tax consequences to them of investing in the Funds.

-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------


     Each Fund is managed under the general supervision of the Trustees of the Trust. The Trust has contracted with CMC to provide investment advisory services to the Funds. CMC has acted as an investment adviser since 1969 and acts as investment manager for approximately $14 billion of assets of other institutions. CMC is an indirect wholly owned subsidiary of Fleet Financial Group, Inc., a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956 with total assets of approximately $84 billion at September 30, 1997. The address of CMC is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.


     Under the investment contract with the Trust, the Adviser provides research, advice and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser provides office space and pays all executive salaries and expenses and ordinary expenses of each Fund.


     The Adviser uses an investment team approach to analyze investment themes and strategies for the Funds. Thomas L. Thomsen, President and Director of CMC and Columbia Trust Company, is the Chief Investment Officer of the Investment Team. With over 28 years of experience, Mr. Thomsen has also served as head of Columbia's Fixed Income Team, developing strategies for Columbia's fixed income mutual funds and institutional accounts. Mr. Thomsen currently supervises the Investment Team in establishing broad investment strategies and determining portfolio guidelines for the Funds.

     Members of the Investment Team are responsible for the analysis of particular industries or types of fixed income securities and for recommendations on individual securities within those industries or asset categories. Investment decisions for the Funds are then made by the Investment Team and the individual portfolio managers who are responsible for investment decisions on behalf of the Funds.

     Richard J. Johnson, a Vice President of CMC and a Chartered Financial Analyst, joined the Investment Team in 1994 and assumed principal responsibility for investment decisions on behalf of the Small Cap Fund in April 1995. Mr. Johnson is the portfolio manager for Columbia Small Cap Fund, Inc. (since its inception in October, 1996). Mr. Johnson is also the portfolio manager for CTC Small Stock Fund (since April 1995), an investment fund managed by Columbia Trust Company. Prior to joining the Columbia Investment Team, Mr. Johnson was a Portfolio Manager and Analyst with Provident Investment Counsel (1990-1994). Mr. Johnson received a Masters of Business Administration from the Anderson Graduate School of Management at UCLA in 1990.

     James McAlear, a Vice President of CMC, has had principal responsibility for investment decisions on behalf of the International Stock Fund since its inception in 1994. Mr. McAlear is also the portfolio manager for Columbia International Stock Fund, Inc. (since 1992) and CTC International Stock Investment Fund (since 1992). Prior to joining the Columbia Investment Team in 1992, Mr. McAlear was a Senior Vice President of IDS International, Inc. (1985-1992) and an Executive Director for Merrill Lynch Europe (1972-1985).

     Members of the Investment Team and other personnel of the Trust or CMC are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Trust. The rules that govern personal trading by investment personnel are based on the principal that employees owe a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. The Trust has adopted the recommendations of the Investment Company Institute, an organization comprised of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.


     The investment advisory fee of each Fund is accrued daily and paid monthly. The advisory fee for each Fund equals the annual rate of .75 of 1 percent of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. For the fiscal year ended October 31, 1997, the investment advisory fees incurred by the Small Cap Fund and International Stock Fund were $3,462,393 and $686,166 respectively. The Funds assume their respective costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees' fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all expenses of preparing its registration statements, prospectuses, and reports. Total fund operating expenses for the fiscal year ended October 31, 1997 were .76% and 1.05% of the average net assets of the Small Cap Fund and the International Stock Fund, respectively.


-------------------------------------------------------------------------------
                                 TRANSFER AGENT
-------------------------------------------------------------------------------


     Columbia Trust Company (the "Trust Company") acts as transfer agent and dividend paying agent for the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Trust Company is an indirect wholly owned subsidiary of Fleet Financial Group, Inc.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

     Repurchase Agreements. The Funds may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by a Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, a Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, a Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

     Investments in Small and Unseasoned Companies. The Funds may invest in companies that are unseasoned; that is, these companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may have to sell them over an extended period of time or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative. Each Fund has a fundamental policy not to invest more than 10 percent of its total assets in companies that have a record of less than three years of continuous operations.

     Illiquid Securities. The Funds may buy securities whose public resale would be subject to legal restrictions ("restricted securities"). No illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, will be acquired if upon the purchase more than 10 percent of the value of a Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The International Stock Fund may purchase certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the International Stock Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the International Stock Fund's liquidity could be adversely affected to the extent it is invested in such securities.

     Options and Financial Futures Transactions. Each Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. Each Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire. A Fund may only write call options on securities or securities indices that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. Call options may also be covered in any other manner in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Each Fund may write such options on up to 25 percent of its net assets.

     The Funds may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. Each Fund's investment restrictions do not limit the percentage of a Fund's assets that may be invested in financial futures transactions. Neither Fund, however, intends to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

     The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest will be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash or certain U.S. government securities in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (1) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (2) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (3) the need for additional skills and techniques beyond those required for normal portfolio management; (4) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (5) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Code.

     Portfolio Turnover. The Funds generally will not trade in securities for short-term profits but, when circumstances warrant, they may purchase and sell securities without regard to the length of time they have been held. A high portfolio turnover may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The Funds' portfolio turnover rates are shown in the table under "Financial Highlights."

     Temporary Investments. When, as a result of market conditions, a Fund's investment adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, denominated in domestic or foreign currencies, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements, issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

     Investment Restrictions. A description of other investment restrictions and certain investment practices of the Funds is included in the Statement of Additional Information.

                                                                        Part B-I
                                                     Reg. Nos. 33-30394/811-5857
-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Columbia Financial Center
                              1300 SW Sixth Avenue
                                   PO Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600


     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust"), an open-end diversified management investment company established as an Oregon business trust on August 7, 1989, and two portfolios of the Trust, CMC Small Cap Fund (the " Small Cap Fund") and CMC International Stock Fund (the "International Stock Fund"). The "Fund" or "Funds" when used in this Statement of Additional Information refers to these two funds. The Trust has established two other portfolios, the CMC High Yield Fund and the CMC Short Term Bond Fund.


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 24, 1997 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust.


                                Table of Contents

    Management..............................................................2
    Investment Advisory and Other Fees Paid to Affiliates...................3
    Portfolio Transactions..................................................5
    Redemptions and Net Asset Value.........................................6
    Custodians..............................................................6
    Independent Accountants.................................................7
    Taxes...................................................................7
    Performance.............................................................11
    Investment Restrictions.................................................12
    Additional Information Regarding Certain Investments by the Funds.......15
    Financial Statements....................................................18





                                December 24, 1997

-------------------------------------------------------------------------------
                                   MANAGEMENT
-------------------------------------------------------------------------------


     The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Small Cap Fund, Inc. since August 1996; Columbia Real Estate Equity Fund, Inc. since April 1994; Columbia High Yield Fund, Inc. since July 1993; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Chairman, President, Secretary, and Trustee of the Trust; Chairman, President, Secretary, and Director of each of the Columbia Funds; Consultant for Fleet Financial Group, Inc. (since December 1997); formerly Chairman and a Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Funds, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"); and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

RICHARD L. WOOLWORTH, Trustee of the Trust (since July 1993); Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 100 S. W. Market Street, Portland, Oregon 97201.

THOMAS R. MACKENZIE, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Chairman of the Board of Directors of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

JAMES C. GEORGE, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

     *Mr. Inskeep is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receives no trustee fees or salaries from the Trust or any Fund.

     The following table sets forth the compensation of the disinterested trustees of the Trust. For Mr. Woolworth, the amount represents compensation received by Mr. Woolworth for the fiscal year ending October 31, 1997. The amounts for Mr. Mackenzie and Mr. George, both of whom became trustees of the Trust December 10, 1997, are estimates of compensation to be paid in fiscal year 1998 by the Trust and the Columbia Funds.

                                                    Total Compensation from the
Trustee                Compensation From Trust      Trust and Columbia Funds

Richard L. Woolworth          $8,000                      $29,000
Thomas R. Mackenzie           $9,000                      $31,000
James C. George               $9,000                      $31,000

     At November 28, 1997, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Small Cap Fund or the International Stock Fund:

                                                       Shares Beneficially Owned
Name and Address                                         at November 28, 1997
----------------                                       -------------------------

Small Cap Fund
--------------

Hanford Operations and Engineering                          1,360,485   (16.31%)
Pension Plan
3060 George Washington Way
P.O. Box 1970 H30-08
Richland, WA  99352

State of Oregon Stock Growth Fund                           1,163,816   (13.95%)
Department of the Treasury
State of Oregon
Salem, OR  97310

R.K. Mellon Common Trust #1                                   452,351    (5.42%)
P.O. Box RKM
Ligonier, PA 15658-0945

International Stock Fund
------------------------

State of Oregon Stock Growth Fund                           1,305,482   (71.45%)
Department of the Treasury
State of Oregon
Salem, OR  97310

Alaska Electrical Pension Fund                                110,924    (6.07%)
2600 Denali Street, Suite 200
Anchorage, AK  99503-2782

Lumber Industry Pension Fund                                   97,327    (5.33%)
2929 NW 31st Ave.
Portland, OR  97210

     Because the State of Oregon owns approximately 71.45% of the International Stock Fund, it may be able to effectively control the outcome of any matters submitted to the shareholders of either the Fund or the Trust, including the election of trustees or revisions to any fundamental investment policy of the Fund.

-------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
-------------------------------------------------------------------------------

     Information regarding services performed by the Adviser to the Funds and the formula for calculating the fees paid for those services are set forth in the Prospectus under "Management of the Funds." Advisory fees incurred by the Small Cap Fund were $3,462,393, $4,126,463, and $3,528,353 for fiscal 1997, fiscal 1996, and fiscal 1995, respectively. Advisory fees incurred by the International Stock Fund were $686,166, $508,330, and $543,358 for fiscal 1997, fiscal 1996, and fiscal 1995, respectively.


     Shareholders of the Funds will be investment advisory clients of the Adviser, in addition to their indirect relationship to the Adviser by virtue of their status as shareholders of a Fund. If, however, the assets of an investment advisory client of the Adviser are invested in a Fund, that client will pay no fee pursuant to its separate management contract with the Adviser with respect to those assets invested in that Fund (for the period during which the assets are invested in a Fund).

     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in that Fund by the Adviser on behalf of the shareholder. These conditions have been set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in a Fund by the Adviser is not engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The Adviser is registered under the Investment Advisers Act of 1940, is engaged principally in the business of rendering investment supervisory services, and is responsible for payment of all executive salaries and executive expenses and office rent of the Funds and the Trust.

     The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Financial Group, Inc. ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     The Adviser acts as an investment manager for approximately $14 billion of assets. The Funds are intended to provide investment vehicles for certain client accounts managed by the Adviser. An independent fiduciary of those client accounts, after careful review of the Funds' Prospectus, Statement of Additional Information, and fees arrangement, approves the investment in the Funds. The independent fiduciary then authorizes the Adviser to purchase and sell shares of the Fund at its discretion for the client's portfolio, subject to any limitations imposed by the authorization.


     The Trust Company acts as transfer agent and dividend crediting agent for the Funds. Its address is 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid on behalf of each Fund $18,000 to the Trust Company for services performed for fiscal 1997 under the transfer agent agreement relating to the Small Cap Fund and the International Stock Fund.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The rate of portfolio turnover for the Small Cap Fund and the International Stock Fund is disclosed in the Prospectus under "Financial Highlights."

     Each Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or the Fund may purchase the securities directly from a broker which acts as principal and sells securities directly for its own account without charging a commission. Each Fund may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices.

     Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Funds have no arrangements or formulas as to either the allocation of brokerage business or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by a Fund if management of the Trust determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to a Fund.


     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by a Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Funds or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. Total brokerage commissions paid by the Trust on transactions by the Small Cap Fund were $1,285,537, $1,254,580, and $1,459,444 in fiscal 1997, fiscal 1996, and fiscal 1995, respectively. Total brokerage commissions paid by the Trust on transactions by the International Stock Fund were $577,355, $437,587, and $657,669 for fiscal 1997, fiscal 1996, and fiscal 1995, respectively.


     The Trustees of the Trust will from time to time review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and, if so, to determine, in the exercise of its business judgment, whether it would be advisable for a Fund to seek such recapture.

     Investment decisions for one Fund are made independently from those of the other Fund or accounts managed by the Adviser or mutual funds managed by Columbia Funds Management Company, an affiliate of the Adviser. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis.

     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of investments in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

-------------------------------------------------------------------------------
                         REDEMPTIONS AND NET ASSET VALUE
-------------------------------------------------------------------------------

     Information regarding redemptions is set forth in the Prospectus under "Redemptions." Information regarding the determination of the net asset value per share of a Fund is set forth in the Prospectus under "Determination of Net Asset Value."


     The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Washington's Birthday, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


-------------------------------------------------------------------------------
                                   CUSTODIANS
-------------------------------------------------------------------------------

     United States National Bank of Oregon, 321 SW Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust. Morgan Stanley Trust Company ("Morgan Stanley" or a "Custodian"), One Evertrust Plaza, Jersey City, New Jersey 07302, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust in accordance with regulations under the 1940 Act.


     The Trustees of the Trust review, at least annually, whether it is in the best interest of the Funds ("Prevailing Market Risk") and their shareholders to maintain Fund assets in each of the countries in which the Funds invest. Additionally, the Trustees evaluate or delegate to Morgan Stanley the responsibility to evaluate the foreign sub-custodians in those countries. The review of Prevailing Market Risk includes an assessment of the risk of holding Fund assets in that country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Trustees or their delegate will review the operational capability and reliability of the foreign sub-custodian and the impact of local laws on the arrangement. If the Trustees make this evaluation on their own, they are aided in their review by Morgan Stanley, which has assembled the network of foreign sub-custodians used by the Funds, as well as by the Adviser and counsel. The Trustees may delegate this review to Morgan Stanley upon a determination that it is reasonable to rely on Morgan Stanley. The Trustees must be satisfied that Morgan Stanley has the requisite experience to select and monitor foreign sub-custodians and is able to provide informative and timely reports to the Trustees. With respect to foreign sub-custodians, however, there can be no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the administrative risks involved in holding assets abroad are greater than those associated with investing in the United States.


-------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

     Coopers & Lybrand, L.L.P., 1300 S.W. Fifth Avenue, Suite 2700, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the financial statements of the Trust at fiscal year-end, is expected to assist in the preparation of the tax returns of the Trust and in certain other matters.

-------------------------------------------------------------------------------
                                      TAXES
-------------------------------------------------------------------------------

Federal Income Taxes

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and



     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Special Aspects of 90 Percent Test with Respect to Foreign Currency. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are
Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.



     Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.


     The Trust currently has four Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).


     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of a Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from a Fund may qualify, in whole or in part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund by domestic corporations. The dividends received deduction equals 70 percent of eligible dividends received from a Fund by a shareholder. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

     Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933 (the "1933 Act"), as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by a Fund.

     Foreign Income Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Stock Fund's distributed income. That Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign stocks and securities.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by that Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

     As a result of the Section 853 election, shareholders of the International Stock Fund will be able to claim a credit or deduction on their income tax returns for, and will be required to include in income in addition to taxable distributions actually received, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with an individual tax adviser.

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     Investment in Passive Foreign Investment Companies. If a Fund invests in certain non-U.S. corporations that receive at least 75 percent of their annual gross income from passive sources (such as sources that produce certain interest, dividends, royalties, capital gains, or rental income) or hold at least 50 percent of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is distributed to its shareholders in a timely manner. A Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Accordingly, each Fund expects to limit its investments in such passive foreign investment companies and expects to attempt to undertake appropriate actions to limit its tax liability, if any, with respect to such investments. The Internal Revenue Service has proposed regulations that, if adopted, will allow a regulated investment company to avoid the tax and interest charge with respect to a passive foreign investment company by electing to mark the stock to market each year.

State Income Taxes

     The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

-------------------------------------------------------------------------------
                                   PERFORMANCE
-------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote the total return performance for the Funds. These figures represent historical data and are calculated according to the SEC rules standardizing such computations. The investment return on and the value of shares of a Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n = ERV

           Where: P = a hypothetical initial payment of $1000

                  T      = average annual total return

                  n      = number of years

                ERV      = ending  redeemable  value of a  hypothetical  $1000
                           payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If the Trust's registration statement under the 1940 Act with respect to a Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated.

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

     The Prospectus sets forth the investment objectives and certain restrictions applicable to the Funds. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Trust may not change these restrictions without a majority vote of the outstanding shares of the applicable Fund.

     The Small Cap Fund may not:

     1. Buy or sell commodities. The Small Cap Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2. Concentrate investments in any industry. The Small Cap Fund, however, may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction 4, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

     5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Small Cap Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Small Cap Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund and the International Stock Fund do not own in the aggregate more than 10 percent of the outstanding voting securities of such investment company.

     9. Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Small Cap Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

     12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Small Cap Fund's total assets to be invested in companies which have a record of less than three years' continuous operation, including the operation of predecessors and parents.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Small Cap Fund owns the securities sold short or owns other securities convertible into an equivalent amount of the securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Small Cap Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls on stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 4, 5, 11, 12, and 14) permit specified practices but limit the portion of the Small Cap Fund's assets that may be so invested. (See the Prospectus for additional information.) Except for the practices described in paragraph 5, the Small Cap Fund has no intention of engaging in these permitted practices in the foreseeable future.

     The International Stock Fund may not:

     1. Buy or sell commodities. However, the International Stock Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

     2. Concentrate investments in any industry. However, the International Stock Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the International Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

     4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

     5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A under the 1933 Act and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Trustees of the Trust and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the International Stock Fund.

     7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the International Stock Fund.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the International Stock Fund's total assets would be invested in any one such company, and (iii) 10 percent of the International Stock Fund's total assets would be invested in such securities.

     9. Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the International Stock Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The International Stock Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

     12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the International Stock Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that the International Stock Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the International Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 8, 11, 12, and 14) permit specified practices but limit the portion of the International Stock Fund's assets that may be so invested. Subject to the investment restriction, the International Stock Fund expects to engage in the practices described in paragraphs 5 (illiquid securities) and 8 (investment companies). The International Stock Fund has no intention of engaging in the other permitted practices in the foreseeable future.

-------------------------------------------------------------------------------
        ADDITIONAL INFORMATION REGARDING CERTAIN INVESTMENTS BY THE FUNDS
-------------------------------------------------------------------------------

     Additional information with respect to certain of the securities in which a Fund may invest on a temporary basis, as described under "Temporary Investments" in the Prospectus, is set forth below.

Certificates of Deposit

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to a Fund by any one bank. Therefore, Certificates of Deposit purchased by a Fund may not be fully insured.

Bankers' Acceptances

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

Securities Rating Agencies

     Subsequent to its purchase by a Fund, an issue may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") for securities may change as a result of changes in the rating systems, a Fund will attempt to use comparison ratings as standards for its investments in municipal bonds in accordance with the policies described herein.

     Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

     Bond Ratings. Moody's -- The following is a description of Moody's three highest bond ratings:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     S&P -- The following is a description of S&P's three highest bond ratings:

     AAA - This is the highest rating assigned by S&P's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Government Securities

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Certificates

     GNMA (Government National Mortgage Association) Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Funds may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     The GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FMHA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     Market for GNMA Certificates. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     Other Pass-Through Certificates. A Fund may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to a Fund. These securities may be "modified pass-through certificates" (like GNMA certificates) whereby a Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates" whereby a Fund would receive principal and/or interest only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. The Fund will limit its investments in other pass-through securities to those issued by Federal National Mortgage Association; Federal Home Loan Mortgage Corporation (Participation Certificates); and Resolution Funding Corp. Participation Certificates.

                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                      MANAGEMENT DISCUSSION OF PERFORMANCE

We are pleased to provide you with an investment discussion for CMC Small Cap Fund. Weathering a volatile and challenging year for small cap stocks, the Fund returned 26.98% for the fiscal year ended October 31, 1997, versus 29.34% for the Russell 2000 Stock Index.

The first two fiscal quarters were difficult as value oriented stocks significantly outperformed growth stocks, and the Fund -- which has a tilt toward growth -- underperformed the Russell 2000. Although financial stocks were top performers during this time, the Fund remained underweighted in this sector due to concerns about valuations, scant growth candidates and poor liquidity in many of the small banks and savings and loans that are represented in the Russell 2000. Overall, small cap stocks also underperformed the S&P 500 during the first half of the fiscal year because of rising interest rates, strong S&P earnings performance, and strong money flows into large cap stocks.

In the third and fourth fiscal quarters, small cap growth stocks came back to life and the Fund significantly outperformed both the Russell 2000 and the S&P 500 during this period. Investors began to recognize the attractive relative valuations of small cap stocks, and as S&P earnings growth showed signs of slowing, investors sought higher growth opportunities in small cap growth names. By mid-October, the Fund had caught up and surpassed the return of the Russell 2000.

In late October, however, market volatility increased suddenly and dramatically as the troubles in Asian economies and currencies spilled into global markets. Typically, large increases in volatility cause investors to place a premium on liquidity and safety, which tends to undermine the relative performance of small cap growth stocks. As a result, the Fund underperformed during the last 3 weeks of the fourth fiscal quarter, ending the year slightly behind the Russell 2000.

In an effort to uncover superior earnings growth at reasonable prices throughout the year, the Fund employed a bottoms-up approach for stock selection. This risk/reward evaluation, we believe, enabled the Fund to suffer much less in the first half of the year when many of the momentum-oriented growth funds were down 25% or more.

Sectors contributing most significantly to Fund performance during the year included energy and energy service, specialty retailing, quick service restaurants and health care. Technology had many ups and downs during the year, and in general, did not perform as well as expected. Technology stocks that we believed were most vulnerable to weakness in the Asian markets were sold in October.

Top holdings in the Fund as of October 31 include:

        Watson Pharmaceuticals, Inc. (2.2%)
        CKE Restaurants, Inc. (2.0%)
        Tubos de Acero de Mexico SA ADR (1.9%)
        Trinity Industries, Inc. (1.9%)
        Engineering Animation, Inc. (1.8%)
        AccuStaff, Inc. (1.7%)
        ATL Ultrasound, Inc. (1.7%)
        American Power Conversion Corp. (1.7%)
        MICROS Systems, Inc. (1.5%)
        Williams-Sonoma, Inc. (1.5%)

For 1998, the Fund is focusing on companies and sectors that are expected to continue growing their earnings in a slowing economy, despite the effects of a strong dollar and potential export weakness or import competition.

We appreciate your continuing support of CMC Small Cap Fund.

The Columbia Investment Team

December 5, 1997

[Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($5,000-$40,000) of CMC Small Cap, Russell 2000 and S&P 500 for the period 8/30/89 to 10/31/97 to $37,005, $28,077 and $32,712, respectively:

                                  Average Annual Total Return
                              1 Year    5 Years    Since Inception*
                              ------    -------    ----------------
CMC Small Cap                 26.98%    22.48%         17.30%
Russell 2000                  29.34%    18.69%         13.42%
S&P 500                       32.11%    19.87%         15.55%

* The Fund's inception date was August 30, 1989. Index performance is based on the periods beginning August 31, 1989. Total return performance is illustrated for the periods ended October 31, 1997. Past performance does not guarantee future results. The S&P and Russell 2000 are unmanaged stock indices.]

                          CMC INTERNATIONAL STOCK FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with the investment results for the CMC International Stock Fund. Posting a total return of 15.47% for the fiscal year ending October 31, 1997, the Fund compares to a total return of 3.32% for the FT/S&P Euro Pacific Index over the same period.

In addition to increased volatility in global stock markets, the Fund experienced a number of negative influences over the last year. The U.S. dollar's continued recovery against the Japanese Yen and some sharp devaluations in other Asian currencies combined to adversely impact many foreign investments. The continued inability of the Japanese authorities to pull the economy out of its doldrums held back performance of this important stock market. Despite these negative influences, the Fund was successful in posting significant gains by avoiding the financial sector in Japan and overweighting its export sectors such as automobiles and electronics.

The Fund was also able to bypass many of the negatives influences resulting from the stock market troubles in South East Asia, as its holdings in those countries have been very small throughout the year.

European markets provided some positive gains in local terms, and we continue to emphasize this geographic area, especially because growth prospects in Europe are beginning to brighten. We expect these markets to continue contributing to Fund performance. Recently, we increased positions in Italy and Spain, which are expected to benefit from declining interest rates. In the UK, corporate profits continue to grow and economic policy is close to equilibrium, creating a favorable environment for equities there. Although emerging market investments are less important to the portfolio than they were a year ago, we continue to favor Brazil, Mexico and India.

As of October 31, 1997, the ten largest country weightings and the ten largest security holdings of the Fund (as a percentage of net assets) were:

Country Weightings       Largest Holdings

Japan (20.8%)            Tubos de Acero de Mexico SA, ADR (1.9%)
United Kingdom (15.0%)   Fomento Economico Mexicano SA de CV (Series B) (1.7%)
France (8.9%)            Sony Corp. (1.4%)
Germany (5.8%)           Fiat S.p.A. (1.4%)
Netherlands (5.5%)       Glaxo Wellcome plc. (1.4%)
Mexico (4.8%)            Novartis AG (Bearer) (1.3%)
Sweden (4.7%)            ICB Shipping AB (Class B) (1.3%)
Canada (4.0%)            Mannesman (1.2%)
India (3.9%)             Philips Electronics NV (1.2%)
Brazil (3.4%)            Royal Dutch Petroleum Co. (1.2%)

Thank you for your continuing support of CMC International Stock Fund.

The Columbia Investment Team

December 5, 1997

[Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($8,000-$22,000) of CMC International Stock Fund, FT/S&P Euro Pacific and S&P 500 for the period 2/1/94 to 10/31/97 to $12,550, $11,697, and $20,859, respectively:

                              Average Annual Total Return
                              1 Year     Since Inception*
                              ------     ----------------
CMC International             15.47%           6.33%
FT/S&P Euro Pacific            3.32%           4.33%
S&P     500                   32.11%          21.98%

* The Fund's inception date was February 1, 1994. Index performance is based on the period beginning February 1, 1994. Total return performance is illustrated for the periods ended October 31, 1997. Past performance does not guarantee future results. The S&P and FT/S&P Euro Pacific are unmanaged stock indices.]

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
October 31, 1997

                                                         Shares or
                                                         Principal
                                                           Amount     Value(1)
                                                         ---------    --------

Common Stocks (94.0%)
   Aerospace (1.3%)
          *Orbital Sciences Corp.                         281,300    $ 6,856,687
                                                                     -----------

  Finance (5.5%)
          *Golden State Bancorp, Inc.                       180,300    5,994,975
          *Imperial Credit Commercial
             Mortgage Investment Corp.                       77,200    1,273,800
          *Insignia Financial Group, Inc. (Class A)         306,500    6,628,062
           North Fork Bancorp, Inc.                         271,200    7,983,450
           TCF Financial Corp.                              115,000    6,540,625
                                                                     -----------
                                                                     -----------
                                                                      28,420,912
                                                                     -----------
  Business & Consumer Services (5.5%)
          *AccuStaff, Inc.                                  310,300    8,862,944
          *Billing Information Concepts Corp.               147,100    5,773,675
           Danka Business Systems plc ADR                   200,000    7,400,000
          *Family Golf Centers, Inc.                        100,000    2,675,000
          *Philip Services Corp.                            158,000    2,765,000
          *Walsh International, Inc.                        138,800    1,405,350
                                                                     -----------
                                                                     -----------
                                                                      28,881,969
                                                                     -----------
  Consumer Durable (3.0%)
          *Bombay Co. (The), Inc.                           300,000    1,818,750
           Clayton Homes, Inc.                              345,000    5,670,938
           Exide Corp.                                      104,900    2,445,481
          *Tower Automotive, Inc.                           140,000    5,862,500
                                                                     -----------
                                                                     -----------
                                                                      15,797,669
                                                                     -----------
   Consumer Non-Durable (6.6%)
          *Bed, Bath & Beyond, Inc.                          96,800    3,073,400
          *Borders Group, Inc.                              203,300    5,273,094
           CKE Restaurants, Inc.                            264,700   10,571,456
          *Cost Plus, Inc.                                  181,000    4,909,625
           K2, Inc.                                          98,700    2,498,344
          *Williams-Sonoma, Inc.                            200,200    8,033,025
                                                                     -----------
                                                                     -----------
                                                                      34,358,944
                                                                     -----------
   Consumer Staples (2.2%)
          *Beringer Wine Estates
           Holdings, Inc. (Class B)                          52,000    1,612,000
          *Fresh Del Monte Produce, Inc.                    243,000    3,918,375
          *Mondavi (Robert) Corp. (Class A)                 120,000    6,097,500
                                                                     -----------
                                                                      11,627,875
                                                                     -----------

   Energy (5.3%)
          *Cairn Energy USA, Inc.                           321,100    4,495,400

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------


                                                         Shares or
                                                         Principal
                                                           Amount     Value(1)
                                                         ---------    --------

Common Stocks (Continued)
          *Gulf Canada Resources Ltd.                       564,600  $ 4,728,525
          *Gulf Indonesia Resources Ltd.                     65,000    1,365,000
          *Ocean Energy, Inc.                               110,700    6,835,725
          *Seagull Energy Corp.                             200,000    4,887,500
          *Swift Energy Co.                                 201,080    5,215,512
                                                                     -----------
                                                                      27,527,662
                                                                     -----------
   Energy Services (6.4%)
          *Dril-Quip, Inc.                                   42,000    1,506,750
          *Hanover Compressor Co.                            73,000    1,578,625
          *Nabors Industries, Inc.                          153,000    6,292,125
          *Noble Drilling Corp.                             100,000    3,556,250
          *Pride International, Inc.                        150,000    4,950,000
          *Tubos de Acero de Mexico SA ADR                  500,000   10,093,750
          *Veritas DGC, Inc.                                 66,900    2,738,719
          *Willbros Group, Inc.                             149,000    2,905,500
                                                                     -----------
                                                                      33,621,719
                                                                     -----------
   Entertainment & Media (2.2%)
          *Golden Books Family Entertainment, Inc.          195,300    1,953,000
          *Regal Cinemas, Inc.                              200,000    4,600,000
          *WMS Industries, Inc.                             195,000    4,740,937
                                                                     -----------
                                                                      11,293,937
                                                                     -----------
   Health (23.1%)
          *American Oncology Resources, Inc.                200,000    2,925,000
          *Assisted Living Concepts, Inc.                   205,800    4,218,900
          *ATL Ultrasound, Inc.                             200,000    8,600,000
          *Atria Communities, Inc.                           21,000      349,125
          *Cardiac Pathways Corp.                           200,000    1,900,000
          *Concentra Managed Care, Inc.                     125,000    4,078,125
          *Dura Pharmaceuticals, Inc.                       159,300    7,706,137
          *Elan Corp. plc ADR                               100,000    4,987,500
          *ESC Medical Systems Ltd.                         152,500    5,985,625
          *FPA Medical Management, Inc.                     163,400    3,942,025
          *Health Management Systems, Inc.                  200,000    1,300,000
          *HealthCare COMPARE Corp.                         111,600    5,998,500
          *IDEXX Laboratories, Inc.                         150,000    2,381,250
          *Immunex Corp.                                     75,000    4,800,000
           Jones Medical Industries, Inc.                   211,000    6,356,375
          *Ligand Pharmaceuticals, Inc (Class B)            407,200    5,955,300
          *Medic Computer Systems, Inc.                      76,700    2,674,913
          *MedPartners, Inc.                                266,000    6,766,375
          *MedQuist, Inc.                                   178,200    4,343,625
          *NeXstar Pharmaceuticals, Inc.                    100,000    1,462,500
          *Protein Design Labs, Inc.                        116,500    5,810,438

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal
                                                           Amount     Value(1)
                                                         ---------    --------

Common Stocks (Continued)
          *Quorum Health Group, Inc.                      200,000   $  4,850,000
          *Thermedics, Inc.                               415,100      7,056,700
          *Transkaryotic Therapies, Inc.                  144,600      4,952,550
          *Watson Pharmaceuticals, Inc.                   353,000     11,207,750
                                                                    ------------
                                                                     120,608,713
                                                                    ------------
   Machinery & Capital Spending (2.2%)
          *Flanders Corp.                                 189,400      1,515,200
           Trinity Industries, Inc.                       220,000      9,845,000
                                                                    ------------
                                                                      11,360,200
                                                                    ------------
   Metal Mining & Steel (2.5%)
          *Getchell Gold Corp.                             96,700      3,481,200
          *Meridian Gold, Inc.                            438,300      1,780,594
          *NS Group, Inc.                                 192,000      5,136,000
           Oregon Steel Mills, Inc.                       125,000      2,632,812
                                                                    ------------
                                                                      13,030,606
                                                                    ------------
   Pollution Control (1.5%)
          *Allied Waste Industries, Inc.                  299,000      6,092,125
          *Casella Waste Systems, Inc. (Class A)           70,000      1,548,750
                                                                    ------------
                                                                       7,640,875
                                                                    ------------
   Technology (23.7%)
          *Actel Corp.                                    281,100      4,198,931
          *Acxiom Corp.                                    95,000      1,561,562
          *ADC Telecommunications, Inc.                    51,900      1,719,188
          *American Power Conversion Corp.                315,000      8,583,750
          *Aspect Telecommunications Corp.                316,500      7,596,000
          *AXENT Technologies, Inc.                       127,700      2,984,988
          *CHS Electronics, Inc.                          245,100      5,989,631
          *CIBER, Inc.                                    150,000      6,637,500
          *Computer Products, Inc.                         91,500      2,493,375
          *Eltron International, Inc.                     204,700      5,961,888
          *Engineering Animation, Inc.                    215,000      9,486,875
          *Galileo International, Inc.                     87,400      2,195,925
          *HMT Technology Corp.                           140,000      2,362,500
          *HNC Software, Inc.                             120,000      4,440,000
          *Hyperion Software Corp.                        200,000      7,625,000
          *Integrated Process Equipment Corp.             200,000      4,437,500
          *Intelligent Polymers Ltd. Units                144,000      2,844,000
          *JDA Software Group, Inc.                        71,700      2,240,625
          *MICROS Systems, Inc.                           178,600      8,037,000
          *Molecular Dynamics, Inc.                       223,500      5,252,250
          *Platinum Software Corp.                        400,000      4,150,000
          *RadiSys Corp.                                   74,400      3,459,600
          *Security Dynamics Technologies, Inc.           105,000      3,556,875

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal
                                                             Amount     Value(1)
                                                           ---------    --------
Common Stocks (Continued)
          *Transition Systems, Inc.                         235,300   $  4,764,825
          *Trident Microsystems, Inc.                       420,200      5,305,025
          *World Access, Inc.                               218,000      5,777,000
                                                                      ------------
                                                                       123,661,813
                                                                      ------------
   Transportation (0.5%)
          *Miller Industries, Inc.                          208,600      2,112,075
          *Ryanair Holdings plc ADR                          25,200        630,000
                                                                      ------------
                                                                         2,742,075
                                                                      ------------
   Utilities/Communications (2.1%)
          *Anicom, Inc.                                     350,300      5,429,650
          *ICG Communications, Inc.                          49,000      1,127,000
          *Intermedia Communications, Inc.                   28,000      1,270,500
          *ITC DeltaCom, Inc.                                88,000      1,694,000
          *Metromedia Fiber Network, Inc.                    63,000      1,512,000
                                                                      ------------
                                                                        11,033,150
                                                                      ------------
   Utilities/Electric/Gas (0.4%)
          *CalEnergy Co., Inc.                               55,000      1,883,750
                                                                      ------------

           Total Common Stocks
              (Cost $414,760,150)                                      490,348,556
                                                                      ------------

Repurchase Agreements (6.5%)
           Goldman Sachs Corp.
               5.678% dated 10/31/1997,
               due 11/03/1997 in the
               amount of $26,279,582
               Collateralized by U.S. Treasury Notes
               6.000% to 6.375% due
               05/15/1999 to 08/15/2000                $ 26,267,324     26,267,324
           J.P. Morgan Securities, Inc.
              5.740% dated 10/31/1997,
              due 11/03/1997 in the
              amount of $7,503,538
              Collateralized by U.S. Treasury Bills
              due 01/22/1998 to 08/20/1998,
              U.S. Treasury Bond
              10.750% due 05/15/2003,
              U.S. Treasury Notes
              6.125% to 6.750% due
              08/31/1998 to 06/30/1999                    7,500,000      7,500,000
                                                                      ------------

           Total Repurchase Agreements
              (Cost $33,767,324)                                        33,767,324
                                                                      ------------

                                       26

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------


                                                      Shares or
                                                      Principal
                                                        Amount       Value(1)
                                                      ---------      --------

Total Investments (100.5%)
           (Cost $448,527,474)                                    $ 524,115,880

Receivables less liabilities (-0.5%)                                 (2,345,389)
                                                                  -------------

Net Assets (100.0%)                                               $ 521,770,491
                                                                  =============

(1)  See Note 1 of Notes to Financial Statements.

* Non-Income Producing

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
October 31, 1997

                                                                            Shares or
                                                                         Principal Amount    Value (1)
                                                                         ----------------   ----------
Common Stocks (87.6%)
    Argentina (1.2%)
          Banco de Galicia y Buenos Aires SA de CV, ADR (Banking)             10,500        $  254,461
       *  Disco SA, ADR (Retail)                                              17,000           688,500
                                                                                            ----------
                                                                                            ----------
                                                                                               942,961
                                                                                            ----------
    Belgium (0.6%)
       *  Lernout & Hauspie Speech Products NV (Business Services)            10,000           485,000
                                                                                            ----------
    Canada (4.0%)
          Bombardier, Inc. (Class B)
               (Manufacturing - Diversified Inds.)                            15,000           287,540
          Canadian National Railway Co. (Transportation)                       5,000           269,791
       *  Canadian Natural Resources Ltd.
            (Oil Exploration & Production)                                    15,000           436,635
          Magna International, Inc. (Class A)
            (Motor Vehicles & Parts)                                           8,000           527,653
       *  Newbridge Networks Corp. (Electronics)                              10,000           533,546
          Northern Telecom Ltd. (Electronics)                                  4,500           403,195
          Royal Bank of Canada (Banking)                                      11,000           588,463
          Thomson Corp. (Media)                                               10,000           239,972
                                                                                            ----------
                                                                                             3,286,795
                                                                                            ----------
    Chile (0.6%)
       *  Distribucion y Servicio D&S SA, ADR (Retail)                        30,000           526,875
                                                                                            ----------
    Finland (2.7%)
          Finnlines Oy (Transportation)                                       20,000           734,012
          Merita Ltd. (Class A) (Banking)                                    165,000           808,479
          Metsa Serla Oy (Series B) (Paper & Forest Products)                 72,000           634,466
                                                                                            ----------
                                                                                             2,176,957
                                                                                            ----------
    France (8.5%)
          Alcatel Alsthom SA (Electronics)                                     6,500           784,463
          BIC SA (Consumer Products)                                           8,000           547,390
          Carrefour SA (Retail)                                                  700           365,355
          Cie de Saint Gobain SA (Building Materials)                          3,047           437,474
          Cie Francaise d'Etudes et de Construction Technip
            (Construction)                                                     2,100           222,490
          Cipe France SA (Business Services)                                   3,300            82,686
          Elf-Aquitaine SA (Oil Exploration & Production)                      5,000           619,039
       *  France Telecom SA, ADR (Utilities - Communication)                  23,200           878,700
          Lafarge SA (Building Materials)                                      4,300           268,722
          L'Oreal SA (Consumer Products)                                       1,800           637,975
       *  Renault SA (Motor Vehicles & Parts)                                 22,000           612,277
          Schneider SA (Electrical Equipment)                                  9,000           480,666
          Sodexho Alliance SA (Food & Beverages)                               1,000           498,873
          Synthelabo SA (Pharmaceuticals)                                      4,500           529,825
                                                                                            ----------
                                                                                             6,965,935
                                                                                            ----------

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                           Shares or
                                                                         Principal Amount   Value (1)
                                                                         ----------------   ----------
Common Stocks (Continued)
    Germany (4.4%)
          Allianz AG (Insurance)                                               1,000        $  223,152
          Deutsche Bank AG (Banking)                                           8,500           557,183
          Gehe AG (Wholesale Distributor)                                     11,000           575,314
          Heidelberger Zement AG (Building Materials)                          2,750           228,847
          Mannesmann AG (Machinery & Capital Spending)                         2,370         1,002,650
          Thyssen AG (Steel)                                                   2,000           442,236
          Volkswagen AG (Motor Vehicles & Parts)                                 950           562,558
                                                                                            ----------
                                                                                             3,591,940
                                                                                            ----------
    Hungary (0.4%)
       *  Gedeon Richter Ltd., GDS (Pharmaceuticals)                           3,600           333,900
                                                                                            ----------
    India (3.9%)
          Bajaj Auto Ltd., GDR (Motor Vehicles & Parts)                       18,000           317,250
          Bank of Baroda Ltd.(Banking)                                       174,000           580,080
          Indian Hotels Co., Ltd., The, GDR
            (Entertainment & Leisure)                                         21,650           376,169
          Industrial Credit & Investment Corp. of India Ltd., The,
            GDR (Financial Services)                                          21,600           318,600
          Infosys Technologies Ltd. (Business Services)                       10,000           370,377
          Mahindra & Mahindra Ltd. (Motor Vehicles & Parts)                   45,000           450,371
          Tata Engineering & Locomotive Co., Ltd., GDS
            (Motor Vehicles & Parts)                                          30,000           320,250
          Videsh Sanchar Nigam Ltd., GDR
            (Utilities - Communication)                                       30,000           412,500
                                                                                            ----------
                                                                                             3,145,597
                                                                                            ----------
    Indonesia (0.6%)
       *  Asia Pacific Resources International Holdings Ltd.
                                                                                            ----------
            (Paper & Forest Products)                                        130,000           511,875
                                                                                            ----------
    Italy (3.1%)
          Credito Italiano S.p.A (Banking)                                   217,500           583,474
          ENI S.p.A (Oil Exploration & Production)                            85,000           481,458
          Fiat S.p.A (Motor Vehicles & Parts)                                358,000         1,138,180
          Gewiss S.p.A (Electrical Equipment)                                 16,000           312,541
                                                                                            ----------
                                                                                             2,515,653
                                                                                            ----------
    Japan (20.8%)
          Banyu Pharmaceutical Co., Ltd. (Pharmaceuticals)                    14,000           203,793
          Bellsystem 24, Inc. (Business Services)                              3,600           497,089
          BRIDGESTONE CORP. (Motor Vehicles & Parts)                          17,000           367,659
          CANON, INC. (Electronics)                                           18,000           437,198
          DENSO CORP. (Motor Vehicles & Parts)                                17,000           367,659
          Fuji Heavy Inds., Ltd. (Machinery & Capital Spending)               60,000           239,062
          Fuji Photo Film Co., Ltd. (Entertainment & Leisure)                 25,000           906,671
          FUJITSU LTD. (Electronics)                                          30,000           329,396
          Hitachi Maxell Ltd. (Electronics)                                   20,000           445,849

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                               Shares or
                                                                            Principal Amount   Value (1)
                                                                            ----------------   -----------
Common Stocks (Continued)
          Ishikawajima-Harima Heavy Industries Co., Ltd.
            (Machinery & Capital Spending)                                      205,000        $   465,521
          KEYENCE CORP. (Electronics)                                             2,400            359,341
          KOMATSU LTD. (Machinery & Capital Spending)                            81,000            433,231
          MABUCHI MOTOR CO., LTD. (Electrical Equipment)                         10,000            557,312
          Mitsubishi Estate Co., Ltd. (Real Estate)                              37,000            467,809
          Mitsubishi Trust & Banking Corp., The (Banking)                        30,000            369,323
          MITSUI & CO., LTD. (Wholesale Distributor)                             70,000            531,609
          MURATA MANUFACTURING CO., LTD
            (Electrical Equipment)                                                9,000            362,336
          Nintendo Co., Ltd. (Entertainment & Leisure)                            9,000            778,573
          Nippon Paper Industries Co., Ltd.(Paper & Forest Products)            107,000            585,643
          NIPPON STEEL CORP. (Metals, Mining & Steel)                           260,000            536,350
          NIPPON TELEGRAPH & TELEPHONE CORP
             (Utilities - Communication)                                             57            483,613
          Nomura Securities Co., Ltd., The (Financial Services)                  44,000            512,394
          NTT Data Communications Systems Corp.
            (Business Services)                                                       9            430,461
          ROHM CO., LTD. (Electronics)                                            7,000            692,896
          SANKYO CO., LTD. (Pharmaceuticals)                                     16,000            528,365
          Shiseido Co., Ltd. (Consumer Products)                                 30,000            409,250
          SONY CORP. (Electronics)                                               14,000          1,163,367
          Sumitomo Bank Ltd., The (Banking)                                      36,000            383,297
          Sumitomo Trust & Banking Co., Ltd., The (Banking)                      45,000            343,246
          Takeda Chemical Inds., Ltd. (Pharmaceuticals)                          27,000            736,649
          TDK CORP. (Electronics)                                                 8,000            664,116
          Tokio Marine & Fire Insurance Co., Ltd., The (Insurance)               80,000            798,536
          TOYOTA MOTOR CORP. (Motor Vehicles & Parts)                            15,000            417,984
          TRANS COSMOS, INC. (Business Services)                                  6,000            147,230
                                                                                               -----------
                                                                                                16,952,828
                                                                                               -----------
    Mexico (4.8%)
          Fomento Economico Mexicano SA de CV (Series B)
            (Food & Beverages)                                                  191,500          1,353,114
       *  Industrias CH SA (Series B) (Steel)                                    87,000            448,024
          Panamerican Beverages, Inc. (Class A) (Food & Beverages)               18,000            558,000
       *  Tubos de Acero de Mexico SA, ADR (Steel)                               78,000          1,574,625
                                                                                               -----------
                                                                                                 3,933,763
                                                                                               -----------
    Netherlands (5.5%)
          ABN Amro Holding NV (Banking)                                          20,324            409,581
          Aegon NV (Insurance)                                                    7,793            614,539
          Akzo Nobel NV (Chemicals)                                               2,600            458,437
       *  ASM Lithography Holding NV (Electronics)                                3,000            219,750
          Koninklijke Pakhoed NV (Certificates)
            (Oil Equipment & Services)                                           11,333            371,497

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                              Shares or
                                                                           Principal Amount    Value (1)
                                                                           ----------------    ----------
Common Stocks (Continued)
          Philips Electronics NV (Electronics)                                   12,500        $  979,281
          Royal Dutch Petroleum Co. (Oil Exploration
            & Production)                                                        18,000           952,788
          Vendex International NV (Certificates) (Retail)                         8,110           443,078
                                                                                               ----------
                                                                                                4,448,951
                                                                                               ----------
    Norway (1.4%)
          Smedvig ASA (Class A) (Oil Equipment & Services)                       19,000           572,747
          Tomra Systems ASA (Machinery & Capital Spending)                       21,500           552,889
                                                                                               ----------
                                                                                                1,125,636
                                                                                               ----------
    Spain (3.2%)
          Banco Bilbao Vizcaya SA (Banking)                                      18,000           481,635
          Dragados & Construcciones SA (Construction)                            25,000           507,291
          Inmobiliaria Metropolitana Vasco Central SA (Real Estate)              11,000           448,686
       *  Sotogrande SA (Real Estate)                                            47,000            96,987
       *  Tele Pizza SA (Restaurants)                                             4,000           274,866
          Telefonica de Espana SA, ADR (Utilities - Communication)                6,000           493,500
          Vallehermoso SA (Real Estate)                                          12,500           318,132
                                                                                               ----------
                                                                                                2,621,097
                                                                                               ----------
    Sweden (4.7%)
       *  Argonaut AB (Class B) (Transportation)                                341,000           797,687
          Assa Abloy AB (Class B) (Manufacturing - Diversified Inds.)            20,900           477,730
          ICB Shipping AB (Class B) (Transportation)                             72,000         1,029,809
       *  Munters AB (Manufacturer - Consumer Products)                          66,000           670,499
          SSAB Svenskt Stal AB (Class B) (Metals, Mining & Steel)                18,000           300,762
          Telefonaktiebolaget LM Ericsson, ADR (Electronics)                     12,000           531,000
                                                                                               ----------
                                                                                                3,807,487
                                                                                               ----------
    Switzerland (2.0%)
          Credit Suisse Group (Registered) (Financial Services)                   4,000           565,227
          Novartis AG (Bearer) (Pharmaceuticals)                                    680         1,075,607
                                                                                               ----------
                                                                                                1,640,834
                                                                                               ----------
    Taiwan (0.2%)
       *  China Development Corp. (Banking)                                      29,100            82,940
          Far Eastern Department Stores Ltd. (Retail)                            31,587            30,558
       *  President Enterprises Corp. (Food & Beverages)                         33,000            38,159
                                                                                               ----------
                                                                                                  151,657
                                                                                               ----------
    United Kingdom (15.0%)
          Bank of Scotland (Banking)                                             66,000           542,801
          Barclays plc (Banking)                                                 32,408           809,365
          British Aerospace plc (Aircraft & Aerospace)                           22,000           584,072
          British Petroleum Co. plc (Oil Exploration & Production)               43,034           631,077
          British Sky Broadcasting Group plc (Media)                             68,000           475,532
          British Telecommunications plc (Utilities - Communication)             50,000           378,969
          Compass Group plc (Restaurants)                                        50,000           525,531
          Electrocomponents plc (Electronics)                                    56,305           436,659

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                           Shares or
                                                                         Principal Amount  Value (1)
                                                                         ----------------  -----------
Common Stocks (Continued)
          Glaxo Wellcome plc (Pharmaceuticals)                               52,000        $ 1,109,654
          Granada Group plc (Entertainment & Leisure)                        40,649            557,293
          Hays plc (Business Services)                                       68,400            798,553
          National Westminster Bank plc (Banking)                            59,000            848,413
          Next plc (Retail)                                                  70,900            828,334
          Railtrack Group plc (Transportation)                               50,000            803,163
          Reuters Holdings plc (Media)                                       44,300            478,606
          Siebe plc (Machinery & Capital Spending)                           38,102            735,854
          SmithKline Beecham plc (Pharmaceuticals)                           93,556            886,958
          Wetherspoon, J.D. plc (Restaurants)                                13,075            353,695
          WPP Group plc (Media)                                             100,000            457,275
                                                                                           -----------
                                                                                            12,241,804
          Total Common Stocks
            (Cost $64,372,526)                                                              71,407,545
                                                                                           -----------

Preferred Stocks (4.1%)
    Brazil (3.4%)
          Bardella Industrias Mecanicas SA
            (Manufacturing - Diversified Inds.)                               3,000            462,600
          Cia Cervejaria Brahma SA (Food & Beverages)                       754,000            471,934
          Cia Paranaense de Energi SA (Class B)
            (Utilities - Electric)                                       32,000,000            386,067
          Cia Tecidos do Norte de Minas SA (Textiles)                     1,000,000            371,825
          DIXIE TOGA SA (Containers)                                        233,000            116,246
       *  Empresa Nacional de Comercio Redito e Participacoes SA
            (Textiles)                                                    1,000,000                907
          Petroleo Brasileiro SA (Oil Exploration & Production)           2,000,000            371,916
          Telecommunicacoes Brasileiras SA
            (Utilities - Communication)                                   5,700,000            568,759
                                                                                           -----------
                                                                                             2,750,254
                                                                                           -----------
    Germany (0.7%)
          Porsche AG (Motor Vehicles & Parts)                                   390            574,529

          Total Preferred Stocks
                                                                                           -----------
            (Cost $3,176,318)                                                                3,324,783
                                                                                           -----------

Warrants (0.4%)
    France (0.4%)
       *  Cie Generale des Eaux (05/02/2001) (Utilities)                    652,000            344,824
                                                                                           -----------
    Japan (0.0%)
       *  Mr. Max Corp. (02/17/1998) (Retail)                                 5,000                  0
                                                                                           -----------

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                          Shares or
                                                                        Principal Amount    Value (1)
                                                                        ----------------    -----------
          Total Warrants
            (Cost $748,960)                                                                 $   344,824
                                                                                            -----------

Convertible Note (0.7%)
    Germany (0.7%)
          Daimler-Benz AG, GDR (Motor Vehicles & Parts)
            5.750%  06/14/2002
            (Cost $583,438)                                              $   560,000            546,000
                                                                                            -----------

           Total Investments, excluding temporary cash investment
            (Cost $68,881,241)                                                               75,623,152
                                                                                            -----------

Repurchase Agreement (0.4%)
          Goldman Sachs Corp.
            5.678% dated 10/31/1997,
            due 11/03/1997 in the
            amount of $315,614
            Collateralized by U.S. Treasury Notes
            6.000% to 6.375%,
            due 05/15/1999 to 08/15/2000
            (Cost $315,467)                                                  315,467            315,467
                                                                                            -----------

Total Investments (93.2%)
    (Cost $69,196,708)                                                                       75,938,619

Cash and receivables less liabilities (6.8%)                                                  5,532,029
                                                                                            -----------

Net Assets (100%)                                                                           $81,470,648
                                                                                            ===========

(1) See Note 1 of Notes to Financial Statements.
  * Non-Income Producing

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 1997

                                                                                         CMC Small  CMC International
                                                                                         Cap Fund       Stock Fund
                                                                                       ------------ -----------------
ASSETS:
  Investments at identified cost ....................................................  $414,760,150    $ 68,881,241
-------------------------------------------------------------------------------------  ------------    ------------

  Investments at value (Notes 1 and 2)...............................................  $490,348,556    $ 75,623,152
  Temporary cash investments, at cost (Note 1).......................................    33,767,324         315,467
  Cash...............................................................................                        24,417
  Cash denominated in foreign currencies
    (cost $2,046,308) (Note 1).......................................................                     1,957,153
  Receivable for:
    Interest.........................................................................        61,343          29,772
    Dividends........................................................................        40,680         164,322
    Investments sold.................................................................     8,236,665      17,193,331
    Capital stock sold...............................................................       391,680
                                                                                       ------------    ------------
  Total assets.......................................................................   532,846,248      95,307,614
                                                                                       ------------    ------------

LIABILITIES:
  Payable for:
    Capital stock redeemed...........................................................     1,800,000      13,394,462
    Dividends and distributions......................................................     3,857,395         157,570
    Investments purchased............................................................     5,036,800         167,276
    Investment management fee (Note 4)...............................................       352,108          66,788
    Accrued expenses ................................................................        29,454          50,870
                                                                                       ------------    ------------
   Total liabilities.................................................................    11,075,757      13,836,966
                                                                                       ------------    ------------

  Net assets applicable to outstanding shares........................................  $521,770,491    $ 81,470,648
                                                                                       ============    ============

  Net assets consist of:
    Unrealized appreciation (depreciation) on:
      Investments....................................................................  $ 75,588,406    $  6,741,911
      Translation of assets and liabilities in foreign currencies....................                       (75,404)
    Undistributed net realized (loss) from:
        Investments..................................................................      (244,012)         (9,692)
    Capital paid in (Note 3).........................................................   446,426,097      74,813,833
                                                                                       ------------    ------------
                                                                                       $521,770,491    $ 81,470,648
                                                                                       ============    ============

Shares of capital stock outstanding (Note 3).........................................     9,590,639       1,907,431
                                                                                       ============    ============

Net asset value, offering and
   redemption price per share (1)....................................................  $      54.40    $      42.71
                                                                                       ============    ============

(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                            STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
Fiscal Year Ended October 31, 1997

                                                                                          CMC Small        CMC International
                                                                                          Cap Fund            Stock Fund
                                                                                         -----------       -----------------
INVESTMENT INCOME:
     Income:
         Interest ..............................................................         $ 2,379,763         $    440,052
         Dividends .............................................................             789,572            1,460,878
         Foreign taxes withheld (net of reclaims) ..............................                                 (177,051)
                                                                                        ------------         ------------
             Total income ......................................................           3,169,335            1,723,879
                                                                                        ------------         ------------

       Expenses:
         Investment management fees (Note 4) ...................................           3,462,393              686,166
         Shareholder servicing costs (Note 4) ..................................              18,000               18,000
         Financial information and subscriptions ...............................                 175                9,926
         Accounting service fees ...............................................              24,317
         Custodian fees ........................................................              18,823              102,559
         Bank transaction and checking fees ....................................              19,490               36,587
         Registration fees .....................................................                 135                3,946
         Legal, insurance, auditing fees and other .............................              24,688               42,385
         Miscellaneous transaction fees ........................................                                   14,347
                                                                                        ------------         ------------
             Total expenses ....................................................           3,543,704              938,233
                                                                                        ------------         ------------
     Net investment income (loss) (Note 1) .....................................            (374,369)             785,646
                                                                                        ------------         ------------

Realized gain and unrealized  appreciation  (depreciation)  from investments and foreign currency transactions:
     Net realized gain(loss) from:
         Investments (Note 2) ..................................................          93,042,443           12,101,115
         Foreignncurrency transactions (Note 1) ................................                                  (59,471)
                                                                                        ------------         ------------

            Net realized gain ..................................................          93,042,443           12,041,644
                                                                                        ------------         ------------

     Net unrealized appreciation (depreciation) on:
         Investments (Note 1) ..................................................          15,392,662              (43,839)
         Translation of assets and liabilities in foreign currencies (Note 1) ..                                  (44,564)
                                                                                        ------------         ------------

            Net unrealized appreciation (depreciation) during the period .......          15,392,662              (88,403)
                                                                                        ------------         ------------

     Net gain on investment and foreign currency transactions (Note 1) .........         108,435,105           11,953,241
                                                                                        ------------         ------------

     Net increase in net assets resulting from operations ......................        $108,060,736         $ 12,738,887
                                                                                        ============         ============

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
Fiscal Year Ended October 31,

                                                                            CMC Small                     CMC International
                                                                            Cap Fund                         Stock Fund
                                                                 -------------------------------   -------------------------------
                                                                       1997            1996             1997             1996
                                                                 --------------   --------------   --------------   --------------
INCREASE  (DECREASE) IN NET ASSETS:
  Operations:
       Net investment income (loss) ...........................  $    (374,369)   $    (766,830)   $     785,646    $     528,342
       Net realized gain (loss) from:
            Investments (Note 2) ..............................     93,042,443      171,828,992       12,101,115        5,010,568
            Foreign currency transactions
            (Note 1) ..........................................                                          (59,471)       1,127,670
       Change in net unrealized appreciation (depreciation) on:
            Investments .......................................     15,392,662      (24,142,743)         (43,839)       3,557,467
            Translation of assets and liabilities
            in foreign currencies (Note 1 ) ...................                                          (44,564)        (302,501)
                                                                 -------------    -------------    -------------    -------------
       Net increase in net assets
            resulting from operations .........................    108,060,736      146,919,419       12,738,887        9,921,546
  Distributions to shareholders:
       From net investment income .............................                                         (764,742)        (528,342)
       In excess of net investment income .....................                                                          (798,682)
       From net realized gain from
            investment transactions ...........................    (92,831,342)    (149,951,166)      (9,756,639)
  Capital share transactions, net (Note 3) ....................    (15,866,910)     (11,727,605)       5,711,074       (3,810,006)
                                                                 -------------    -------------    -------------    -------------
       Net increase (decrease) in net assets ..................       (637,516)     (14,759,352)       7,928,580        4,784,516

NET ASSETS:
  Beginning of period .........................................    522,408,007      537,167,359       73,542,068       68,757,552
                                                                 -------------    -------------    -------------    -------------

  End of period (1) ...........................................  $ 521,770,491    $ 522,408,007    $  81,470,648    $  73,542,068
                                                                 =============    =============    =============    =============
 (1)  Includes undistributed net investment
      income (loss) of: .......................................  $        --      $        --      $        --      $       8,115

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.  Significant accounting policies:

     CMC Small Cap Fund and CMC International Stock Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established two other portfolios, CMC High Yield Fund and CMC Short Term Bond Fund, neither of which are included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Funds for the preparation of their financial statements in conformity with generally accepted accounting principles.

     Investment valuation - The values of the Funds' investments are based on the last sale prices reported by the principal securities exchanges on which the investments are traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Temporary investments in short-term securities, principally repurchase agreements, are valued at cost, which approximates market.

     Forward foreign currency exchange contracts - The CMC International Stock Fund enters into forward foreign currency exchange contracts to hedge certain portfolio securities denominated in foreign currencies. Forward contracts are recorded at market value. The CMC International Stock Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the increase (resulting from a change in exchange rates) in value of the securities denominated in that currency. Net realized gain arising from forward contracts amounted to $99,190 and is included in net realized loss from foreign currency transactions. CMC International Stock Fund had no outstanding forward contracts on October 31, 1997.

     Foreign currency translations - The books and records of the CMC International Stock Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets, and liabilities at the daily rates of exchange on the valuation date, and
          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The CMC International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the CMC International Stock Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

1.   Significant accounting policies (Continued):

     Shareholder distributions - The Funds distribute net investment income twice a year and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the record date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales and passive foreign investment companies.

     Use of estimates - The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income taxes - The Funds have made no provision for federal income taxes on net investment income or net realized gains from sales of securities, since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve them from substantially all federal income taxes.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs.

     The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

2.  Investment transactions:

     Aggregate purchases, sales and maturities, net realized gain and unrealized appreciation (depreciation) of investments, excluding temporary cash investments, as of and for the fiscal year ended October 31, 1997 were as follows:

                                                                                              CMC Small         CMC International
                                                                                              Cap Fund              Stock Fund
                                                                                            -------------       -----------------
Purchases:
  Investment securities other than U.S. Government obligations ...........................  $ 706,667,337         $ 104,532,823
                                                                                            =============         =============

Sales and Maturities:
  Investment securities other than U.S. Government obligations ...........................  $ 803,737,173         $ 103,254,217
                                                                                            =============         =============

Net Realized Gain:
  Investment securities other than U.S. Government obligations ...........................  $  93,042,443         $  12,101,115
                                                                                            =============         =============

Unrealized Appreciation (Depreciation)
  as of October 31, 1997:
  Appreciation ...........................................................................  $  88,739,722         $  10,640,840
  Depreciation ...........................................................................    (13,151,316)           (3,898,929)
                                                                                            -------------         -------------
    Net unrealized appreciation ..........................................................  $  75,588,406         $   6,741,911
                                                                                            =============         =============

Unrealized  Appreciation  (Depreciation)  for federal  income tax purposes as of
  October 31, 1997:
  Appreciation ...........................................................................  $  88,575,840         $  10,635,679
  Depreciation ...........................................................................    (13,254,101)           (3,910,464)
                                                                                            -------------         -------------
    Net unrealized appreciation ..........................................................  $  75,321,739         $   6,725,215
                                                                                            =============         =============

For federal income tax purposes, the cost of investments
    owned at October 31, 1997 ............................................................  $  415,026,817        $  68,892,776
                                                                                            ==============        =============

The net realized gain for CMC Small Cap Fund includes proceeds of $158,726 from shareholder class action suits related to securities held by the Fund.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

3.  Capital Stock:

                                                                   CMC Small                      CMC International
                                                                   Cap Fund                           Stock Fund
                                                    ---------------------------------    -----------------------------------
                                                        Fiscal Year       Fiscal Year        Fiscal Year        Fiscal Year
                                                          Ended             Ended               Ended              Ended
                                                    October 31, 1997  October 31, 1996   October 31, 1997   October 31, 1996
                                                    ----------------  ----------------   ----------------   ----------------
  Shares:
     Shares sold...................................       2,075,132         1,170,133           492,558             581,183
     Shares issued for reinvestment
       of dividends................................       1,635,550         2,784,309           242,655              30,593
                                                     --------------    --------------     -------------       -------------
                                                          3,710,682         3,954,442           735,213             611,776
     Less shares redeemed..........................      (4,158,883)       (3,508,620)         (559,687)           (734,959)
                                                     --------------    --------------     -------------       -------------

     Net increase (decrease) in shares.............        (448,201)          445,822           175,526            (123,183)
                                                     ==============    ==============     =============       ==============

  Amounts:
     Sales.........................................  $  119,268,120    $   75,859,359     $  23,076,473       $  24,149,770
     Reinvestment of dividends.....................      88,973,947       143,113,471        10,363,810           1,300,503
                                                     --------------    --------------     -------------       -------------
                                                        208,242,067       218,972,830        33,440,283          25,450,273
     Less redemptions..............................    (224,108,977)     (230,700,435)      (27,729,209)        (29,260,279)
                                                     --------------    --------------     -------------       -------------

     Net increase (decrease).......................  $  (15,866,910)   $  (11,727,605)    $   5,711,074       $  (3,810,006)
                                                     ==============    ==============     =============       =============

  Capital stock authorized (shares)                     100,000,000                         100,000,000


4. Transactions with affiliates and related parties:

                                                                                     CMC Small         CMC International
                                                                                     Cap Fund             Stock Fund
                                                                                    ----------         -----------------

Investment management fees incurred...........................................      $3,462,393          $686,166

Investment management fee computation basis
   (percentage of daily net assets per annum).................................      0.75 of 1%         0.75 of 1%

Transfer agent fee (included in shareholder servicing costs).................          $18,000           $18,000

Fees earned by trustees not affiliated with the Fund's investment
  adviser or transfer agent (included in other expenses)......................          $5,777            $1,114

The investment adviser of the Funds is Columbia Management Co. The transfer agent for the Funds is Columbia Trust Company, a subsidiary of Columbia Funds Management Company. The transfer agent is compensated based on a per account fee or a minimum of $1,500 per month. The contracts for investment advisory and transfer agent services for the CMC Small Cap Fund and the CMC International Stock Fund must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees of CMC Fund Trust. During fiscal year 1997, certain officers and Trustees of CMC Fund Trust were also officers and directors of Columbia Management Co., Columbia Trust Company and Columbia Funds Management Company. They did not receive any direct payments from the Funds. (Note 5)

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

5. Subsequent event:

     On December 10, 1997 Columbia Management Co., Columbia Trust Company and Columbia Funds Management Company were acquired by Fleet Financial Group, Inc., a publicly owned multi-bank holding company registered under The Bank Holding Company Act of 1956. In connection with this transaction the composition of the officers and Trustees of CMC Fund Trust changed as of December 10, 1997. The Funds' investment adviser and transfer agent will continue to operate as autonomous business units, in accordance with the acquisition agreement. There are no current plans to materially change the individuals responsible for portfolio management and accounting services.

COOPERS                                            Coopers & Lybrand L.L.P.
& LYBRAND                                          a professional services firm


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of CMC Fund Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMC Small Cap Fund and CMC International Stock Fund, two of the portfolios of CMC Fund Trust (the "Funds") as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with generally acceptable accounting principles.


COOPERS & LYBRAND L.L.P.

Portland, Oregon
December 5, 1997, except
for Note 5 as to which the
date is December 10, 1997



   Coopers & Lybrand, L.L.P. is a member of Coopers & Lybrand International, a Swiss limited liability association.

                                                                       Part A-II

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


                                     [LOGO]
                                    Columbia


                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201
                                  503-222-3600



     This Prospectus provides information on CMC Fund Trust (the "Trust"), an open-end diversified management investment company, and one of its portfolios, CMC High Yield Fund (the "Fund"). The Fund seeks to provide a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary investment objective when consistent with seeking high current income. Under normal market conditions, at least 80% of the Fund's total assets will be invested in lower-rated fixed income securities, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. An investment in the Fund should represent only a portion of a balanced investment program. Investors should carefully assess the risks associated with an investment in the Fund. See "Description of the Fund -- Investment Objective and Policies and --Risk Considerations."

     The Fund enables clients of Columbia Management Co. ("CMC" or "Adviser") to invest in a diversified portfolio of lower-rated fixed income securities rather than having to purchase individual securities for their accounts.


     This Prospectus concisely sets forth information about the Fund that clients should know before investing and should be retained for future reference. A Statement of Additional Information about the Fund dated December 24, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request to the Trust. The Statement of Additional Information is incorporated by reference into this Prospectus.


     THE FUND CHARGES NO SALES LOAD. SHARES OF THE FUND ARE SOLD AND REDEEMED AT THEIR NET ASSET VALUE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                December 24, 1997

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

Fund Expenses................................................................2
Financial Highlights.........................................................3
Features of the Fund ........................................................3
How Investments in the Fund Are Made.........................................4
Redemptions..................................................................5
Determination of Net Aseet Value.............................................5
Description of the Fund......................................................6
Distributions................................................................9
Performance Information......................................................9
Voting Rights................................................................10
Taxes........................................................................10
Management of the Fund.......................................................11
Transfer Agent...............................................................12
Additional Information.......................................................12

-------------------------------------------------------------------------------
                                  FUND EXPENSES
-------------------------------------------------------------------------------


     The following table sets forth all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal 1997 year. "Other Operating Expenses" includes custodial and transfer agent fees and audit, legal, and other business operating expenses. The purpose of this table is to assist you in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. See "Management of the Fund." If assets under separate management by CMC are invested in the Fund, the shareholder will pay no fee pursuant to its advisory contract with CMC with respect to those assets invested in the Fund (for the period during which the assets are invested in the Fund).


Shareholder Transaction Expenses                                    None

Annual Fund Operating Expenses
(As a percentage of average net assets)

Management Fees                                                     .40%
12b-1 Fees                                                          None

Other Operating Expenses                                            .05%

      Total Fund Operating Expenses                                 .45%


EXAMPLE OF EXPENSES

     The following example illustrates the expenses you would pay on a $1,000 investment over the periods shown assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.


      1 Year               3 Years             5 Years            10 Years
      ------               -------             -------            --------
       $5                   $14                 $25                  $57


     This example should not be considered a representation of past or future expenses or performance. The 5% rate of return used in the example is required by the SEC for comparison purposes; actual expenses and performance may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)



The table below has been audited by Coopers & Lybrand, L.L.P., independent accountants, as stated in their report appearing on page 33 in the Statement of Additional Information. This information should be reviewed in conjunction with the financial statements and notes thereto appearing in the Statement of Additional Information. Additional information about the performance of the Fund for fiscal 1997 is included in the Statement of Additional Information under "Financial Statements."



                                                               Fiscal Year Ended October 31,
                                                               -----------------------------
                                                  1997             1996            1995            1994 (1)
                                                  ----             ----            ----            --------
Net Asset Value, Beginning of Period ....     $     35.95       $    36.24       $    34.48       $   35.00
                                              -----------       ----------       ----------       ---------
Income From Investment Operations:
Net Investment Income ...................            3.18             3.23             3.31            0.94
Net Realized and Unrealized Gain (Loss)
  on Investments ........................            1.28             0.10             2.11           (0.52)
                                              -----------       ----------       ----------       ---------
     Total From Investment Operations ...            4.46             3.33             5.42            0.42
                                              -----------       ----------       ----------       ---------

Less Distributions:
Dividends (from net investment income) ..           (3.18)           (3.23)           (3.31)          (0.94)
Distributions (from capital gains) ......           (0.38)           (0.39)           (0.35)
                                               ----------       ----------       ---------        ---------
     Total Distributions ................           (3.56)           (3.62)           (3.66)          (0.94)
                                              -----------       ----------       ----------       ---------

Net Asset Value, End of Period ..........     $     36.85       $    35.95       $    36.24       $   34.48
                                              ===========       ==========       ==========       =========


Total Return ............................           12.90%            9.61%           16.49%           1.21%(2)


Ratios/Supplemental Data
Net Assets, End of Period (in thousands)      $   119,196       $   69,614       $   42,192       $   9,602
Ratio of Expenses to Average Net Assets .            0.45%            0.50%            0.54%           0.54%
Ratio of Net Investment Income to Average
     Net Assets .........................            8.60%            8.90%            9.36%           9.86%
Portfolio Turnover Rate .................           68.96%           56.06%           45.64%          72.67%



(1) From inception of operations on July 6, 1994. Ratios and portfolio turnover rates are annualized.
(2)  Not annualized.

-------------------------------------------------------------------------------
                              FEATURES OF THE FUND
-------------------------------------------------------------------------------

     The Trust enables clients of CMC to invest in a diversified portfolio of lower-rated fixed income securities rather than purchasing such securities on an individual basis. Although there are risks which cannot be eliminated in owning securities, management believes the Fund offers many advantages to CMC's clients that would not normally be available if similar securities were purchased on an individual basis. Among those advantages are economies of scale, diversification, and convenience. Notwithstanding those advantages, investments by the Fund in lower-rated securities involves special risks. See "Description of the Fund -- Risk Considerations."

     By combining a portion of the capital of CMC clients' accounts into a large portfolio, it is possible to offer all clients who invest in the Fund effective access to higher yielding, lower-rated securities, as well as professional investment supervision.


     The Fund is a portfolio of the Trust, an open-end diversified management company established as an Oregon business trust under a Restated Declaration of Trust dated October 13, 1993, as amended ("Declaration of Trust"). The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund, and the CMC Short Term Bond Fund. The Trust is not required under its Declaration of Trust to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies, or approving an investment advisory contract.


     The Fund is a "no-load fund," which means investors pay no sales load and do not incur any additional expenses beyond those paid directly by the Fund. See "Fund Expenses".

-------------------------------------------------------------------------------
                      HOW INVESTMENTS IN THE FUND ARE MADE
-------------------------------------------------------------------------------

     Investments in the Fund may be made directly by an institutional client of CMC. In addition, an independent fiduciary of a CMC client account, after careful review of this prospectus, including Fund expenses and its consistency with the client's written investment guidelines, may approve the investment in the Fund and authorize CMC to invest in the Fund at its discretion for the client's portfolio, subject to limitations imposed by the independent fiduciary. If CMC is deemed to be a fiduciary with respect to a shareholder of the Fund under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on behalf of the shareholder. See "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information.

     The shares of the Fund are purchased and redeemed at the net asset value next determined after an order is received by the Fund. Net asset value of the Fund is determined as of the close of regular trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange ("NYSE") is open for business. See "Determination of Net Asset Value."

     Orders received by the Fund are processed the day they are received. Orders received before the close of regular trading on each day the NYSE is open for business will be entered at the net asset value per share calculated that day. Orders received after the close of regular trading on each day the NYSE is open for business will be entered at the net asset value next determined. All investments are credited to the shareholder's account in full and fractional shares computed to the third decimal place. Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.


     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usuually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.


     Shares purchased are credited to the CMC client's account on the record books of the Fund, with confirmations supplied by the Fund to the account custodian for the CMC client.

     Shareholder inquiries, including requests for certificated shares, may be made by writing to CMC or the Fund at 1300 SW Sixth Avenue, Portland, Oregon 97207 or by calling (503) 222-3600.

-------------------------------------------------------------------------------
                                   REDEMPTIONS
-------------------------------------------------------------------------------

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemptions of shares are at the net asset value next computed after receipt of a redemption order on days when the NYSE is open for business. See "Determination of Net Asset Value." Payment will be made within seven days of the date of redemption except as provided by the rules of the SEC

     If certificates for shares of the Fund have been issued to a shareholder, they must be returned to the Fund, properly endorsed, before any redemption request may be processed. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Although a shareholder may redeem shares that were recently purchased by check, the Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are transmitted. This holding period does not apply to the redemption of shares recently purchased by bank wire or with a cashier's or certified check.

     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

-------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------

     The net asset value per share of the Fund is determined by CMC, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     Securities will be valued according to the market value obtained in a consistent manner from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the applicable exchange. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and using pricing services, in each case only when these procedures result in prices that are believed to reflect fair market value. Fair value for debt securities with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest

(unless the Trustees believe unusual circumstances indicate another method of determining fair value should be considered).

-------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
-------------------------------------------------------------------------------

     Investment Objective and Policies. The Fund's primary investment objective is to provide shareholders with a high level of current income by investing primarily in lower-rated fixed income securities. A security purchased by the Fund for high current income may also be purchased for the purpose of achieving the Fund's secondary investment objective of capital appreciation. Capital appreciation may result, for example, from an improvement in the issuer's financial condition or credit rating or from a decline in interest rates. A fixed income security held by the Fund may depreciate from, among other things, a decline in the issuer's financial condition or a general rise in interest rates. See "Risk Considerations." The Fund's objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

     The Fund may invest in fixed income securities consisting of corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U. S. Government and agency obligations. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stock, and may have warrants attached.

     Under normal market conditions, the Fund will invest at least 80% of its total assets in high yielding fixed income securities rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by S&P's Corporation ("S&P"). The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and no more than 10% of the Fund's total assets may be invested in securities with Caa or CCC ratings. Up to 20% of the Fund's total assets may be invested in fixed income securities rated Baa or better by Moody's or BBB or better by S&P. The Fund may also invest in unrated fixed income securities when the Fund's investment adviser believes the security is of comparable quality to that of securities eligible for purchase by the Fund. If the credit rating of a security drops below the rating it held when purchased by the Fund, the Fund will evaluate the appropriateness of retaining that security.

     When, as a result of market conditions, the Fund's investment adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may, without limit, temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of providing a high level of current income.

     Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program. See "Risk Considerations" for a description of the risks of investing in lower-rated securities and "Additional Information" for a description of corporate bond ratings.


     The table below shows the ratings assigned to the fixed income securities held by the Fund during 1997. The figures, expressed as a percentage of total net assets, are dollar-weighted averages of month end holdings for 1997. The Fund did not hold any securities unrated by either Moody's or S&P, or securities rated above Baa/BBB or below B/B by Moody's/S&P's during that period.

           Moody's                                Standard & Poor's
Rating                  Average            Rating                 Average
------                  ------             ------                 -------
 Baa                      0.8%                BBB                    7.6%
  Ba                     44.4%                BB                    48.3%
  B                      49.7%                B                    38.8%


     The securities ratings by Moody's and S&P are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor the Fund's investment adviser relies on in evaluating lower-rated fixed income securities. The analysis by the Fund's investment adviser of a lower-rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Fund's adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. Because of the number of investment considerations involved in investing in lower-rated securities, achievement of the Fund's investment objective may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher quality debt securities.

     There are no limitations on the dollar weighted average maturity of the Fund's portfolio. Although a substantial portion of the lower-rated debt securities that may be purchased by the Fund have maturities ranging from less than one year to 10 years, the Fund may also purchase securities with maturities of up to 30 years. Securities will be selected on the basis of the Fund adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates generally will be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than would be the case if the Fund generally held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations.

     The Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may also acquire common stock in the following circumstances: in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; when fixed income securities held by the Fund are converted by the issuer into common stock; upon the exercise of warrants attached to fixed income securities held by the Fund; and if purchased in the context of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Fund in these circumstances may be held by the Fund to permit orderly disposition or to establish long-term holding periods for income tax purposes.

     The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars. See "Additional Information" for a discussion of the risks involved in the investment in foreign securities.

     Risk Considerations. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest and principal payments when due. Generally, higher yielding bonds, such as those acquired by the Fund, are subject to credit risk to a greater extent than higher quality, lower yielding bonds. High yield bonds may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. In addition, high yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk.

     Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. The change in net asset value depends upon several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

     The market for lower-rated debt securities is relatively new and until recently its growth has paralleled a long economic expansion. Past experience, therefore, may not provide an accurate indication of future performance of this market, particularly during an economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the Fund's securities to pay principal and interest, meet projected business goals, and obtain additional financing. These circumstances also may result in a higher incidence of defaults compared to higher rated securities. In addition to general economic conditions, the price of a lower-rated debt security is more sensitive to the financial condition of the issuer than is the case with higher rated debt securities. Consequently, the market for lower-rated bonds often behaves more like the market for equity securities. Adverse changes in economic conditions or an issuer's financial condition and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in shares of a fund that invests primarily in higher rated debt securities.

     Although the Fund intends generally to purchase lower-rated securities that have secondary markets, these markets may be less liquid and less active than markets for higher rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method the Fund's board of directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than it does in valuing securities for which more extensive quotations and last sale information are available.

     Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Zero coupon bonds and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues taxable income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


     The Fund generally will not trade in securities for short-term profits but, when circumstances warrant, it may purchase and sell securities without regard to the length of time held. A high portfolio turnover may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The Fund's portfolio turnover rates are shown in the table under "Financial Highlights."


     Investment Restrictions. See "Additional Information" for information on the purchase by the Fund of repurchase agreements, illiquid securities, when-issued securities, loan transactions, and options. A description of other investment restrictions and certain additional investment practices of the Fund is included in the Statement of Additional Information.

-------------------------------------------------------------------------------
                                  DISTRIBUTIONS
-------------------------------------------------------------------------------

     Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date unless the account has elected to receive the dividends in cash.

     If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed, if any, will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, at the close of business on the record date, less the amount of the distribution.

-------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
-------------------------------------------------------------------------------


     The Fund will from time to time advertise or quote its current yield, which represents the annualization of the Fund's net investment income over a recent 30-day period divided by the Fund's net asset value at the end of that period. The current yield for the 30-day period ended October 31, 1997 was 8.04%. The Fund will also periodically provide average annual total return and total return information. This information is historical data and is not intended to indicate future performance. The return and principal value of your investment will fluctuate, so that your shares when redeemed may be worth more or less than their original cost. "Total return" refers to the change in value of an investment in a Fund over a stated period, assuming the reinvestment of any dividends and capital gains. "Average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out the variations in performance but are not the same as actual annual results. The average annual total returns for the Fund for the following periods ended October 31, 1997 were: 12.90% for one year and 12.13% for the life of the Fund (since July 6, 1994). For additional information on yield and total return calculations for the Fund, see the Statement of Additional Information.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1,000 mutual funds based upon total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified periods and against funds in specified categories.

     The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


     The Fund may also compare its performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

     The yield of the Fund is not fixed and will fluctuate. The principal value of your investment in the Fund at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

-------------------------------------------------------------------------------
                                  VOTING RIGHTS
-------------------------------------------------------------------------------


     The Trust may establish separate series of investment portfolios under its Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, and CMC Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, and distribution. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.


     Under the provisions of the 1940 Act, and as used elsewhere in this Prospectus, the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. A special meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

-------------------------------------------------------------------------------
                                      TAXES
-------------------------------------------------------------------------------

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying and by meeting certain other requirements, the Fund will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. The Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

     Shareholders that are subject to federal income taxes will recognize ordinary income on distributions of net investment income or of any excess of net short-term capital gain over net long-term capital loss. Distributions properly designated as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder held shares of the Fund.

     The tax character of dividends and other distributions from the Fund is the same whether they are paid in cash or reinvested in additional shares of the Fund. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid in the following January will be reportable as if received by the shareholders on December 31. Thus, the shareholders may be taxed on these dividends in the taxable year prior to the year of actual receipt.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     The Fund will mail to its shareholders annually a summary of the federal income tax status of the Fund's distributions for the preceding year. Additional information regarding certain income tax consequences of investments in the Fund is set forth in the Statement of Additional Information.

     This "Taxes" section is only a brief summary of the major tax considerations affecting the Fund and its shareholders and is not a complete or detailed explanation of tax matters. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes. Accordingly, investors are urged to consult their tax advisers concerning the tax consequences to them of investing in the Fund.

-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------


     The Fund is managed under the general supervision of the Trustees of the Trust. The Trust has contracted with CMC to provide investment advisory services to the Fund. CMC has acted as an investment adviser since 1969 and acts as investment manager for approximately $14 billion of assets of other institutions. CMC is an indirect wholly owned subsidiary of Fleet Financial Group, Inc., a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956 with total assets of approximately $84 billion at September 30, 1997. The address of CMC is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.

     Under the investment contract with the Trust, the Adviser provides research, advice and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser provides office space and pays all executive salaries and expenses and ordinary expenses of the Fund.

     The Adviser uses an investment team approach to analyze investment themes and strategies for the Funds. Thomas L. Thomsen, President and Director of CMC and Columbia Trust Company, is the Chief Investment Officer of the Investment Team. With over 28 years of experience, Mr. Thomsen has also served as head of Columbia's Fixed Income Team, developing strategies for Columbia's fixed income mutual funds and institutional accounts. Mr. Thomsen currently supervises the Investment Team in establishing broad investment strategies and determining portfolio guidelines for the Funds.

     Members of the Investment Team are responsible for the analysis of particular industries or types of fixed income securities and for recommendations on individual securities within those industries or asset categories. Mr. Thomsen has principal oversight responsibility for investment strategies on behalf of the Fund. Prior to joining the Investment Team in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973). Mr. Jeffrey L. Rippey, a Vice President of CMC, has the responsibility of implementing on a daily basis the investment strategies developed for the Fund. Prior to joining the Investment Team in 1981, Mr. Jeffrey Rippey worked in the Trust Department of Rainier National Bank (1978-1981).


     Members of the Investment Team and other personnel of the Trust or CMC are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Trust. The rules that govern personal trading by investment personnel are based on the principal that employees owe a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. The Trust has adopted the recommendations of the Investment Company Institute, an organization comprised of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.


     The investment advisory fee of the Fund is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of .40 of 1 percent of its daily net assets. The investment advisory fees incurred by the Fund were $354,620 for fiscal 1997. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees' fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all expenses of preparing its registration statements, prospectuses, and reports. Total fund operating expenses for the fiscal year ended October 31, 1997 were .45% of the average net assets of the Fund.


-------------------------------------------------------------------------------
                                 TRANSFER AGENT
-------------------------------------------------------------------------------


     Columbia Trust Company (the "Trust Company") acts as transfer agent and dividend paying agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Trust Company is an indirect wholly owned subsidiary of Fleet Financial Group, Inc.


-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

     Repurchase Agreements. The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

     Illiquid Securities. No illiquid securities will be acquired by the Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

     Options and Financial Futures Transactions. The Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

     The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. Additional information on options and financial futures transactions, including the principal risks to the Fund and its shareholders, is set forth in the Statement of Additional Information under "Additional Information Regarding Certain Investments by the Fund."

     Foreign Securities. The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

     Loan Transactions. The Fund may lend portfolio securities to qualified institutional investors for the short-term purpose of realizing additional income. The aggregate value of all securities loaned may not exceed 33 1/3% of the Fund's total assets, and such loans will be collateralized by cash, cash equivalents, or an irrevocable letter of credit in accordance with regulations adopted by the SEC. For more information on loan transactions, see the Statement of Additional Information.

     Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Investment Restrictions. A description of other investment restrictions and certain investment practices of the Funds is included in the Statement of Additional Information.

                                                                       Part B-II
                                                     Reg. Nos. 33-30394/811-5857
-------------------------------------------------------------------------------
                              CMC HIGH YIELD FUND
                         A Portfolio of CMC Fund Trust
-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Columbia Financial Center
                              1300 SW Sixth Avenue
                                   PO Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600


     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust"), an open-end diversified management investment company established as an Oregon business trust on August 7, 1989, and a portfolio of the Trust, CMC High Yield Fund (the "Fund"). The Trust has three other portfolios, CMC Small Cap Fund, CMC International Stock Fund, and CMC Short Term Bond Fund.

     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 24, 1997 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust.




                                Table of Contents

Management...................................................................2
Investment Advisory and Other Fees Paid to Affiliates........................3
Portfolio Transactions.......................................................4
Redemptions and Net Asset Value..............................................6
Custodians...................................................................6
Independent Accountants......................................................7
Taxes........................................................................7
Yield and Performance........................................................9
Investment Restrictions......................................................10
Additional Information Regarding Certain Investments by the Fund.............12
Financial Statements.........................................................18




                                December 24, 1997

-------------------------------------------------------------------------------
                                   MANAGEMENT
-------------------------------------------------------------------------------


     The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Small Cap Fund, Inc. since August 1996; Columbia Real Estate Equity Fund, Inc. since April 1994; Columbia High Yield Fund, Inc. since July 1993; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Chairman, President, Secretary, and Trustee of the Trust; Chairman, President, Secretary, and Director of each of the Columbia Funds; Consultant for Fleet Financial Group, Inc. (since December 1997); formerly Chairman and a Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Fund, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"); and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

RICHARD L. WOOLWORTH, Trustee of the Trust (since July 1993); Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 100 S. W. Market Street, Portland, Oregon 97201.

THOMAS R. MACKENZIE, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Chairman of the Board of Directors of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

JAMES C. GEORGE, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

     *Mr. Inskeep is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receives no trustee fees or salaries from the Trust or the Fund.

     The following table sets forth the compensation of the disinterested trustees of the Trust. For Mr. Woolworth, the amount represents compensation received by Mr. Woolworth for the fiscal year ending October 31, 1997. The amounts for Mr. Mackenzie and Mr. George, both of whom became trustees of the Trust December 10, 1997, are estimates of compensation to be paid in fiscal year 1998 by the Trust and the Columbia Funds.

                                                  Total Compensation from the
Trustee             Compensation From Trust       Trust and Columbia Funds
-------             -----------------------       ---------------------------

Richard L. Woolworth     $8,000                             $29,000
Thomas R. Mackenzie      $9,000                             $31,000
James C. George          $9,000                             $31,000

     At November 28, 1997, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:

                                                     Shares Beneficially Owned
Name and Address                                      at November 28, 1997
----------------                                   ---------------------------

Legacy Health System Employees                         452,489  (15.31%)
Retirement Plan-Fixed
Legacy Health Systems
1919 N.W. Lovejoy
Portland, OR  97209

                                                    Shares Beneficially Owned
Name and Address                                     at November 28, 1997
----------------                                  ---------------------------

Legacy Fixed Income Investment Fund                    323,120  (10.93%)
Legacy Health Systems
Corporate Financial Administrative Services
1919 N.W. Lovejoy
Portland, OR  97209

Lumber Industry Pension Fund                           231,293   (7.83%)
2929 NW 31st Avenue
Portland, OR  97210

Locals 302 & 612 Operating Engineers                   165,700   (5.61%)
Employers Retirement Plan
P.O. Box 34203
Seattle, WA  98124

Collins Charitable Trust                               148,663   (5.03%)
Foster, Pepper & Shefelman
1111 Third Avenue, Suite 3400
Seattle, WA  98101

Bullitt Charitable Trust-Fixed                         148,557   (5.03%)
Foster, Pepper & Shefelman
1111 Third Avenue, Suite 3400
Seattle, WA  98101

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              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
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     Information regarding services performed by the Adviser to the Fund and the formula for calculating the fees paid for those services are set forth in the Prospectus under "Management of the Fund." Advisory fees incurred by the Fund were $354,620, $214,819, and $106,597 for fiscal 1997, fiscal 1996 and fiscal
1995, respectively.


     Shareholders of the Fund will be investment advisory clients of the Adviser, in addition to their indirect relationship to the Adviser by virtue of their status as shareholders of the Fund. If, however, the assets of an investment advisory client of the Adviser are invested in the Fund, that client will pay no fee pursuant to its separate management contract with the Adviser with respect to those assets invested in the Fund (for the period during which the assets are invested in the Fund).

     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in that Fund by the Adviser on behalf of the shareholder. These conditions have been set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser is not engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The Adviser is registered under the Investment Advisers Act of 1940, is engaged principally in the business of rendering investment supervisory services, and is responsible for payment of all executive salaries and executive expenses and office rent of the Fund and the Trust.

     The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Financial Group, Inc. ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     The Adviser acts as an investment manager for approximately $14 billion of assets. The Fund is intended to provide investment vehicles for certain client accounts managed by the Adviser. An independent fiduciary of those client accounts, after careful review of the Fund's Prospectus, Statement of Additional Information, and fees arrangement, approves the investment in the Fund. The independent fiduciary then authorizes the Adviser to purchase and sell shares of the Fund at its discretion for the client's portfolio, subject to any limitations imposed by the authorization.

     The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for fiscal 1997 under the transfer agent agreement relating to the Fund.

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                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The portfolio turnover rate for the Fund is disclosed in the prospectus under "Financial Highlights."

     The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or the Fund may purchase the securities directly from a broker which acts as principal and sells securities directly for its own account without charging a commission. The Fund may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Fund has no arrangements or formulas as to either the allocation of brokerage business or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by the Fund if management of the Trust determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund.

     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.

     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

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                         REDEMPTIONS AND NET ASSET VALUE
-------------------------------------------------------------------------------

     Information regarding redemptions is set forth in the Prospectus under "Redemptions". Information regarding the determination of the net asset value per share of the Fund is set forth in the Prospectus under "Determination of Net Asset Value."


     The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


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                                   CUSTODIANS
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     United States National Bank of Oregon, 321 SW Sixth Avenue, Portland,
Oregon 97208, acts as general custodian of the Trust (a "Custodian"). Morgan Stanley Trust Company ("Morgan Stanley" or a "Custodian"), One Evertrust Plaza, Jersey City, New Jersey 07302, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


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                             INDEPENDENT ACCOUNTANTS
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                                       7

     Coopers & Lybrand, L.L.P., 1300 S.W. Fifth Avenue, Suite 2700, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the financial statements of the Trust at fiscal year-end, is expected to assist in the preparation of the tax returns of the Trust and in certain other matters.

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                                      TAXES
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Federal Income Taxes

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test");

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.


     The Trust currently has four portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).


     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     The Fund may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, the Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, the Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because the Fund must distribute 90 percent of its income to remain qualified as a registered investment company, the Fund may need to use its cash reserves or be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

     The Fund may invest up to 10 percent of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933 (the "1933 Act"), as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

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                              YIELD AND PERFORMANCE
-------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                 Yield = 2 [( a-b + 1)6 -1]
                                    cd

Where:   a =      dividends and interest earned during the period.

         b =      expenses accrued for the period.

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

     The Fund uses generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n  =  ERV

         Where:   P        =  a hypothetical initial payment of $1000

                  T        =  average annual total return

                  n        =  number of years

                  ERV      =  ending redeemable value of a hypothetical  $1000
                              payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated.

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                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

     The Prospectus sets forth the investment objectives and certain restrictions applicable to the Fund. The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Trust may not change these restrictions without a majority vote of the outstanding shares of the Fund.

The Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may invest up to 25 percent of the value of its total assets in any one industry and more than 25 percent of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the Adviser.

     3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the 1933 Act and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Trustees of the Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     9. Purchase securities of other open-end investment companies.

     10. Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14. Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 4, 5, 12, 13, and 16 permit specified practices but limit the portion of the Fund's assets that may be so invested. Except for the practices described in paragraph 5, the Fund has no current intention of engaging in any of these permitted practices in the foreseeable future.

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        ADDITIONAL INFORMATION REGARDING CERTAIN INVESTMENTS BY THE FUND
-------------------------------------------------------------------------------

     Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Information regarding certain of these securities is included below. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached.

     Depending on prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund's Adviser will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

     To achieve its investment objective, the Fund generally will invest at least 80% of its total assets in high yielding fixed income securities rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P"). The Fund may not invest in any fixed income securities rated below Caa by Moody's or CCC by S&P, and no more than 10% of the Fund's total assets may be invested in fixed income securities rated Caa or CCC. The Fund may also invest in unrated fixed income securities when the Fund's Adviser believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program. See the Prospectus under "Description of the Fund -- Risk Considerations" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

     Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Certificates of Deposit

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

Securities Rating Agencies

     Subsequent to its purchase by the Fund, an issue may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by S&P or Moody's for securities may change as a result of changes in the rating systems, the Fund will attempt to use comparison ratings as standards for its investments in municipal bonds in accordance with the policies described herein.

     Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may rise as a result of public interest questions and preparation to meet such obligations.

     Bond Ratings. See the Prospectus under "Additional Information -- Bond Ratings" for a description of the ratings used by Moody's and S&P.

Government Securities

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Certificates

     GNMA Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     The GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FMHA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     Market for GNMA Certificates. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     Other Pass-Through Certificates. A Fund may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to the Fund. These securities may be "modified pass-through certificates" (like GNMA certificates) whereby the Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates" whereby the Fund would receive principal and/or interest only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. The Fund will limit its investments in other pass-through securities to those issued by Federal National Mortgage Association; Federal Home Loan Mortgage Corporation (Participation Certificates); and Resolution Funding Corp. Participation Certificates.

Floating or Variable Rate Securities

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Collateralized Mortgage Obligations ("CMOs")

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities. The Fund will invest only in those CMO's whose characteristics and terms are consistent with the average maturity and market risk profile of the other securities held by the Fund.

Loan Transactions

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Fund understands that it is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.


     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this section as "qualified loan transactions."


Options and Financial Futures Transactions

     The Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Fund may only write call options that are covered. A call option is covered if written on a security the Fund owns. The Fund may write such options on up to 25 percent of its net assets.

     The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

     The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account cash or certain U.S. government securities in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Code.

                               CMC HIGH YIELD FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment discussion for the CMC High Yield Fund. For the fiscal year ending October 31, 1997, CMC High Yield Fund had a total return of 12.90%. This compares to a total return of 8.91% for the Lehman Aggregate Index, and 14.01% for the Lipper High Yield Bond Index over the same period.

For the first half of the Fund's fiscal year, interest rates rose on fears that strong economic growth would lead to increased inflation and Federal Reserve tightening. While the economy remained strong during the second half of the year, inflation rates actually trended downward, causing intermediate Treasury rates to fall by more than 1% from their highs in April. The strong economy helped to minimize the number of defaults for high yield bonds.

The high yield market continues to be dominated by new issues. A total of $89.1 billion in new issues have come to market so far in 1997, which exceeds the total supply of new issues during any previous year. Favorable conditions such as solid economic growth, low inflation, continued entry of new classes of investors into the market and positive cash flows into high yield mutual funds continue to make this market attractive for the near term.

In recent trading activity, we added to the Fund's specialty retailing, textile, trucking and energy holdings. At the same time, weightings in diversified media, automotive and container stocks were decreased.

On October 31, 1997, the Fund had a duration of 4.24 years and an intermediate average maturity. The Fund's top ten holdings as of October 31, 1997 were:

        Tenet Healthcare Corp. (2.5%)
        Hollinger International (2.5%)
        Ucar Global (2.5%)
        Specialty Retailers (2.4%)
        Rogers Cantel (2.3%)
        Worldcom (2.3%)
        Zale Corp. (2.3%)
        Titan Wheel International (2.2%)
        Cinemark (2.1%)
        Allied Holdings (2.1%)

In keeping with its conservative focus, the CMC High Yield Fund invests primarily in bonds rated BB or B by Moody's Investors Services. As a result, the Fund outperformed investment-grade bonds during the fiscal year but did not perform as well compared to the broader high yield bond market, where bonds rated below B performed the best. The Fund continues to place great emphasis on thorough credit analysis and careful security selection.

As always, we appreciate your continuing investment in CMC High Yield Fund.

The Columbia Investment Team

December 5, 1997

[Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($9,000-$15,000) of CMC High Yield Fund, Lehman Aggregate Bond and Lipper High Yield Bond for the period 7/6/94 to 10/31/97 to $14,590, $13,362, and $14,460, respectively:

                              Average Annual Total Return
                              1 Year      Since Inception*
                              ------      ----------------
CMC High Yield                12.90%         12.13%
Lehman Aggregate Bond          8.91%          9.18%
Lipper High Yield Bond        14.01%         11.82%

* Performance for CMC High Yield Fund and the Lehman Aggregate Index begin with the Fund's inception date on 7/6/94. Performance for the Lipper High Yield Bond Fund Index begins on 6/30/94. Total return performance is illustrated for the periods ended October 31, 1997. Past performance does not guarantee future results. The Lehman Aggregate Bond Index represents average market-weighted performance of U.S. Treasury and aggregate securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Lipper High Yield Bond Fund Index reflects equally-weighted performance of the 30 largest mutual funds within its category.]

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
October 31, 1997

                                                            Principal
                                                             Amount            Value (1)
                                                          -----------       ----------
Corporate Bonds (94.1%)
    Industrial (3.4%)
       Business Services (3.4%)
           Iron Mountain, Inc. (144A)
             Senior Subordinated Notes
               8.750%   09/30/2009                        $  500,000        $  505,000
           Iron Mountain, Inc.
             Senior Subordinated Notes
             10.125%   10/01/2006                          1,000,000         1,085,000
           Pierce Leahy Corp.
             Senior Subordinated Notes
             11.125%   07/15/2006                          2,138,000         2,415,940
                                                                            ----------

     Total Industrial                                                        4,005,940
                                                                            ----------

  Basic Industry (7.2%)
    Chemicals (2.8%)
           Freeport-McMoRan Resource Partners L.P.
             Senior Subordinated Notes
               8.750%   02/15/2004                         1,950,000         2,032,875
           ICO, Inc. (144A)
             Senior Notes
             10.375%   06/01/2007                          1,250,000         1,337,500
                                                                            ----------
                                                                             3,370,375
                                                                            ----------
    Metals/Mining (4.4%)
           Ryerson Tull, Inc.
             Notes
               8.500%   07/15/2001                         2,250,000         2,317,500
           UCAR Global Enterprises
             Series B Senior Subordinated Notes
             12.000%   01/15/2005                          2,605,000         2,917,600
                                                                            ----------
                                                                             5,235,100
                                                                            ----------

    Total Basic Industry                                                     8,605,475
                                                                            ----------

  Consumer Related (19.0%)
    Hotel/Gaming (8.2%)
           California Hotel Finance Corp.
             Guaranteed Senior Subordinated Notes
             11.000%   12/01/2002                          1,750,000         1,837,500
           CapStar Hotel Co. (144A)
             Senior Subordinated Notes
               8.750%   08/15/2007                           500,000           512,500
           HMH Properties, Inc.
             Senior Secured Note
               9.500%   05/15/2005                         1,900,000         1,976,000

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                        Principal
                                                          Amount          Value (1)
                                                       -----------       ----------
Corporate Bonds (Continued)
           Hilton Hotels Corp.
             Senior Notes
               7.375%   06/01/2002                     $ 1,500,000        $ 1,546,875
           Rio Hotel & Casino, Inc.
             Senior Subordinated Notes
               9.500%   04/15/2007                       1,700,000          1,789,250
           Station Casinos, Inc.
             Senior Subordinated Notes
               9.625%   06/01/2003                       2,125,000          2,135,625
                                                                          -----------
                                                                            9,797,750
                                                                          -----------
    Healthcare (6.8%)
           Abbey Healthcare Group, Inc.
             Senior Subordinated Notes
               9.500%   11/01/2002                       1,650,000          1,716,000
           HEALTHSOUTH Rehabilitation Corp.
             Senior Subordinated Notes
               9.500%   04/01/2001                       1,200,000          1,272,000
           Quorum Health Group, Inc.
             Senior Subordinated Notes
               8.750%   11/01/2005                       2,100,000          2,184,000
           Tenet Healthcare Corp.
             Senior Subordinated Notes
             10.125%   03/01/2005                        2,750,000          2,997,500
                                                                          -----------
                                                                            8,169,500
                                                                          -----------
    Other (4.0%)
           Maxim Group, Inc. (144A)
             Senior Subordinated Notes
               9.250%   10/15/2007                       2,500,000          2,437,500
           Westpoint Stevens, Inc.
             Senior Subordinated Debenture
               9.375%   12/15/2005                       2,200,000          2,299,000
                                                                          -----------
                                                                            4,736,500
                                                                          -----------

    Total Consumer Related                                                 22,703,750
                                                                          -----------

  Energy (6.1%)
           Gulf Canada Resources Ltd.
             Subordinated Debentures
               9.625%   07/01/2005                       2,000,000          2,170,000
           Kelley Oil & Gas Corp.
             Series B Senior Subordinated Notes
             10.375%   10/15/2006                        1,400,000          1,477,000
           Maxus Energy Corp.
             Notes
               9.875%   10/15/2002                       1,650,000          1,772,215

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                        Principal
                                                          Amount           Value (1)
                                                       -----------        ----------
Corporate Bonds (Continued)
           Nuevo Energy Co.
             Senior Subordinated Notes
               9.500%   04/15/2006                     $ 1,000,000        $ 1,070,000
           Santa Fe Energy Resource, Inc.
             Senior Subordinated Debentures
             11.000%   05/15/2004                          750,000            819,375
                                                                          -----------

    Total Energy                                                            7,308,590
                                                                          -----------

  Housing Related (5.3%)
           Johns Manville International Group
             Senior Notes
             10.875%   12/15/2004                        2,000,000          2,240,000
           USG Corp.
             Series B Senior Notes
               9.250%   09/15/2001                       1,700,000          1,806,250
           Webb (Del E.) Corp.
             Senior Subordinated Notes
               9.750%   01/15/2008                       2,250,000          2,272,500
                                                                          -----------

    Total Housing Related                                                   6,318,750
                                                                          -----------

  Manufacturing (10.3%)
           Hayes Wheels International, Inc.
             Series B Senior Subordinated Notes
               9.125%   07/15/2007                       2,200,000          2,255,000
           Polymer Group, Inc.
             Series B Senior Subordinated Notes
               9.000%   07/01/2007                       1,500,000          1,485,000
           Rohr, Inc.
             Senior Note
             11.625%   05/15/2003                          800,000            892,000
           Silgan Holdings, Inc.
             Senior Subordinated Debentures
               9.000%   06/01/2009                       2,500,000          2,537,500
           Titan Wheel International, Inc.
             Senior Subordinated Notes
               8.750%   04/01/2007                       2,500,000          2,587,500
           Tracor, Inc.
             Senior Subordinated Notes
               8.500%   03/01/2007                       2,450,000          2,474,500
                                                                          -----------

    Total Manufacturing                                                    12,231,500
                                                                          -----------

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                                A Portfolio of CMC Fund Trust
                                   SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                            Principal
                                                              Amount           Value (1)
                                                           -----------        ----------
Corporate Bonds (Continued)
  Media (21.0%)
           Cinemark USA, Inc.
             Series B Senior Subordinated Notes
               9.625%   08/01/2008                         $ 2,500,000        $ 2,550,000
           Heritage Media Corp.
             Senior Subordinated Notes
               8.750%   02/15/2006                           2,250,000          2,396,250
           Hollinger International Publishing, Inc.
             Senior Notes
               8.625%   03/15/2005                           2,900,000          2,950,750
           Jacor Communications Co. (144A)
             Senior Subordinated Notes
               8.750%   06/15/2007                           1,750,000          1,758,750
           Jones Intercable, Inc.
             Senior Notes
               8.875%   04/01/2007                           1,500,000          1,530,000
           Lamar Advertising Co.
             Senior Subordinated Notes
               9.625%   12/01/2006                           1,250,000          1,321,875
           Lenfest Communications, Inc.
             Senior Secured Notes
               8.375%   11/01/2005                           1,000,000            995,000
           Outdoor Systems, Inc.
             Senior Subordinated Notes
               9.375%   10/15/2006                           1,750,000          1,811,250
           Regal Cinemas, Inc. (144A)
             Senior Subordinated Notes
               8.500%   10/01/2007                           1,500,000          1,485,000
           SFX Broadcasting, Inc.
             Series B Senior Subordinated Notes
             10.750%   05/15/2006                            2,250,000          2,441,250
           TCI Communications, Inc.
             Senior Notes
               8.000%   08/01/2005                           2,000,000          2,117,980
           Viacom, Inc.
             Subordinated Debenture
               8.000%   07/07/2006                           2,000,000          1,960,000
           Young Broadcasting, Inc.
             Guaranteed Senior Subordinated Notes
             11.750%   11/15/2004                            1,500,000          1,657,500
                                                                              -----------

    Total Media                                                                24,975,605
                                                                              -----------


-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                          Principal
                                                            Amount          Value (1)
                                                         -----------       ----------
Corporate Bonds (Continued)
  Retail (6.3%)
    Other (6.3%)
           Ethan Allen, Inc.
             Senior Notes
               8.750%   03/15/2001                       $2,000,000        $2,040,000
           Specialty Retailers, Inc.
             Senior Notes
               8.500%   07/15/2005                        2,750,000         2,798,125
           Zale Corp. (144A)
             Senior Notes
               8.500%   10/01/2007                        2,750,000         2,688,125
                                                                           ----------
                                                                            7,526,250
                                                                           ----------

  Transportation (3.2%)
    Other (3.2%)
           Allied Holdings, Inc. (144A)
             Senior Notes
               8.625%   10/01/2007                        2,500,000         2,550,000
           Teekay Shipping Corp.
             Gtd. 1st Pfd. Ship. Mtg. Notes
               8.320%   02/01/2008                        1,250,000         1,262,500
                                                                           ----------
                                                                            3,812,500
                                                                           ----------

  Utilities (9.7%)
    Electrics (2.8%)
           AES Corp.
             Senior Subordinated Notes
             10.250%   07/15/2006                         1,700,000         1,823,250
           California Energy, Inc.
             Senior Secured Note
               9.875%   06/30/2003                        1,400,000         1,523,242
                                                                           ----------
                                                                            3,346,492
                                                                           ----------
    Telecommunications (6.9%)
           Intermedia Communications, Inc. (144A)
             Senior Notes
               8.875%   11/01/2007                        1,000,000           977,500
           Paging Network, Inc.
             Senior Subordinated Notes
             10.000%   10/15/2008                         1,750,000         1,750,000
           Rogers Cantel, Inc. (144A)
             Senior Secured Notes
               8.300%   10/01/2007                        2,750,000         2,736,250


-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                            Principal
                                                             Amount            Value (1)
                                                          -----------       ----------
Corporate Bonds (Continued)
          Worldcom, Inc.
            Senior Notes
              8.875%   01/15/2006                        $  2,499,820        $  2,726,579
                                                                             ------------
                                                                                8,190,329
                                                                             ------------

    Total Utilities                                                            11,536,821
                                                                             ------------

  Yankee (2.6%)
           Argentina Republic
             Unsubordinated Global Bond
             11.000%   10/09/2006                           1,500,000           1,483,125
           Mexico-United Mexican States
             Global Bonds
             11.375%   09/15/2016                           1,500,000           1,601,250
                                                                             ------------

    Total Yankee                                                                3,084,375
                                                                             ------------

    Total Corporate Bonds
        (Cost $109,660,052)                                                   112,109,556
                                                                             ------------

Repurchase Agreement (2.3%)
           Goldman Sachs Corp.
            5.678% dated 10/31/1997,
            due 11/03/1997 in the
            amount of $2,787,119
            Collateralized by U.S. Treasury Notes
             6.000% to 6.375% due
             05/15/1999 to 08/15/2000
             (Cost $2,785,819)                              2,785,819           2,785,819
                                                                             ------------

Total Investments (96.4%)
     (Cost $112,445,871)                                                      114,895,375

Receivables less liabilities (3.6%)                                             4,301,022
                                                                             ------------

Net Assets (100.0%)                                                          $119,196,397
                                                                             ============

(1) See Note 1 of Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 1997

ASSETS:
  Investments at identified cost ...........................   $ 109,660,052
------------------------------------------------------------   -------------

  Investments at value (Notes 1 and 2)......................   $ 112,109,556
  Temporary cash investment, at cost (Note 1)...............       2,785,819
  Receivable for:
    Interest................................................       2,622,274
    Investments sold........................................       1,930,938
                                                               -------------
  Total assets..............................................     119,448,587
                                                               -------------

LIABILITIES:
  Payable for:
    Dividends and distributions.............................         192,925
    Investment management fee (Note 4)......................          40,639
    Accrued expenses .......................................          18,626
                                                               -------------
  Total liabilities.........................................         252,190
                                                               -------------

  Net assets applicable to outstanding shares...............   $ 119,196,397
                                                               =============

  Net assets consist of:
    Unrealized appreciation on investments..................   $   2,449,504
    Undistributed net realized gain from investments........          30,930
    Capital paid in (Note 3)................................     116,715,963
                                                               -------------
                                                               $ 119,196,397
                                                               =============

Shares of capital stock outstanding (Note 3)................       3,234,971
                                                               =============

Net asset value, offering and
   redemption price per share (1)...........................   $       36.85
                                                               =============

(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                              CMC HIGH YIELD FUND
                         A Portfolio of CMC Fund Trust
                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
     Interest ...............................................................     $ 8,046,226
                                                                                  -----------

Expenses:
     Investment management fees (Note 4) ....................................         354,620
     Shareholder servicing costs (Note 4) ...................................          18,000
     Financial information and subscriptions ................................           2,958
     Custodian fees .........................................................           3,521
     Bank transaction and checking fees .....................................           2,128
     Registration fees ......................................................          10,448
     Legal, insurance, auditing fees and other ..............................           9,070
                                                                                  -----------
         Total expenses......................................................         400,745
                                                                                  -----------

Net investment income (Note 1) ..............................................       7,645,481
                                                                                  -----------



Net realized gain from investments (Note 2) .................................       1,235,856

Net unrealized appreciation on investments during the period (Note 1) .......       1,267,480
                                                                                  -----------

Net gain on investments (Note 1) ............................................       2,503,336
                                                                                  -----------

Net increase in net assets resulting from operations ........................     $10,148,817
                                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
Fiscal Year Ended October 31,

                                                                     ------------         -----------
                                                                          1997                1996
                                                                     ------------         -----------
INCREASE  IN NET ASSETS:
      Operations:
          Net investment income ..............................       $  7,645,481         $ 4,779,488
          Net realized gain from investments (Note 2) ........          1,235,856             747,251
          Change in net unrealized appreciation (depreciation)
             on investments ..................................          1,267,480            (226,346)
                                                                     ------------         -----------

          Net increase in net assets resulting from operations         10,148,817           5,300,393

      Distributions to shareholders:
          From net investment income .........................         (7,645,481)         (4,779,488)
          From net realized gain from investment transactions          (1,209,953)           (742,224)
      Capital share transactions, net (Note 3) ...............         48,289,337          27,643,483
                                                                     ------------         -----------

          Net increase in net assets .........................         49,582,720          27,422,164

NET ASSETS:
      Beginning of period ....................................         69,613,677          42,191,513
                                                                     ------------         -----------

      End of period ..........................................       $119,196,397         $69,613,677
                                                                     ============         ===========


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.  Significant accounting policies:

     CMC High Yield Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund and CMC Short Term Bond Fund, which are not included in this financial statement. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Fund for the preparation of its financial statements in conformity with generally accepted accounting principles.

     Investment valuation - The Fund's investments are carried at values deemed best to reflect their fair values as determined in good faith by or under the supervision of the Trustees. These values are based on market value as quoted by dealers who are market makers in these securities or by an independent pricing service unless unusual circumstances indicate that another method of determining fair value should be considered. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Temporary investments in short-term securities, principally repurchase agreements, are valued at cost, which approximates market.

     Shareholder distributions - The Fund distributes net investment income monthly and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the record date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales.

     Use of estimates - The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income taxes - The Fund has made no provisions for federal income taxes on net investment income or net realized gains from sales of investment securities, since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve it from substantially all federal income taxes.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Amortization of discount or premium is recorded over the life of the respective instrument. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs.

     The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. At October 31, 1997, 100% of the Fund's portfolio was invested in securities rated Baa (1%), Ba (43%) or B (56%) by Moody's Investor Services, Inc.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

2.  Investment transactions:

          Aggregate purchases, sales and maturities, net realized gain and unrealized appreciation of investments, excluding temporary cash investments, as of and for the fiscal year ended October 31, 1997 were as follows:

Purchases:
   Investment securities other than U.S. Government obligations .........................  $  94,601,766
   U.S. Government obligations ..........................................................      6,322,304
                                                                                           -------------
        Total purchases .................................................................  $ 100,924,070
                                                                                           =============

Sales and Maturities:
   Investment securities other than U.S. Government obligations .........................  $  51,744,832
   U.S. Government obligations ..........................................................      6,978,524
                                                                                           -------------
        Total sales and maturities ......................................................  $  58,723,356
                                                                                           =============

Net Realized Gain:
   Investment securities other than U.S. Government obligations .........................  $   1,364,840
   U.S. Government obligations ..........................................................       (128,984)
                                                                                           -------------
        Total net realized gain .........................................................  $   1,235,856
                                                                                           =============

Unrealized Appreciation (Depreciation) as of October 31, 1997:
  Appreciation ..........................................................................  $   2,870,615
  Depreciation ..........................................................................       (421,111)
                                                                                           -------------
        Net unrealized appreciation .....................................................  $   2,449,504
                                                                                           =============

Unrealized  Appreciation  (Depreciation)  for federal  income tax purposes as of
  October 31, 1997:
  Appreciation ..........................................................................  $   2,870,615
  Depreciation ..........................................................................       (421,111)
                                                                                           -------------
    Net unrealized appreciation .........................................................  $   2,449,504
                                                                                           =============

For federal income tax purposes, the cost of
investments owned at October 31, 1997 ...................................................  $ 109,660,052
                                                                                           =============

3.  Capital Stock:

                                                                                Fiscal Year                Fiscal Year
                                                                                  Ended                       Ended
                                                                             October 31, 1997            October 31, 1996
                                                                             ----------------            ----------------
Shares:
   Shares sold .......................................................            1,915,922                   1,124,256
   Shares issued for reinvestment of dividends .......................              219,803                     145,259
                                                                              -------------               -------------

                                                                                  2,135,725                   1,269,515
   Less shares redeemed ..............................................             (837,005)                   (497,533)
                                                                              -------------               -------------
   Net increase in shares ............................................            1,298,720                     771,982
                                                                              =============               =============

Amounts:
   Sales .............................................................        $  70,585,000               $  40,435,000
   Reinvestment of dividends .........................................            8,084,738                   5,234,319
                                                                              -------------               -------------

                                                                                 78,669,738                  45,669,319
   Less redemptions ..................................................          (30,380,401)                (18,025,836)
                                                                              -------------               -------------
   Net increase ......................................................        $  48,289,337               $  27,643,483
                                                                              =============               =============


Capital stock authorized (shares) ....................................          100,000,000


-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

4. Transactions with affiliates and related parties:


Investment management fees incurred...................................$354,620

Investment management fee
  computation basis (percentage of daily net assets
  per annum)..........................................................0.40 of 1%

Transfer agent fee (included in shareholder
  servicing costs)....................................................$ 18,000

Fees earned by trustees not affiliated with the Fund's
  investment adviser or transfer agent (included in other expenses)...$  1,109


     The investment adviser of the Funds is Columbia Management Co. The transfer agent for the Funds is Columbia Trust Company, a subsidiary of Columbia Funds Management Company. The transfer agent is compensated based on a per account fee or a minimum of $1,500 per month. The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees of CMC Fund Trust. During fiscal year 1997, certain officers and trustees of CMC Fund Trust were also officers and directors of Columbia Management Co., Columbia Trust Company and Columbia Funds Management Company. They did not receive any direct payments from the Fund. (Note 5)

5. Subsequent event:

     On December 10, 1997 Columbia Management Co., Columbia Trust Company and Columbia Funds Management Company were acquired by Fleet Financial Group, Inc., a publicly owned multi-bank holding company registered under The Bank Holding Company Act of 1956. In connection with this transaction the composition of the officers and Trustees of CMC Fund Trust changed as of December 10, 1997. The Funds' investment adviser and transfer agent will continue to operate as autonomous business units, in accordance with the acquisition agreement. There are no current plans to materially change the individuals responsible for portfolio management and accounting services.

COOPERS                                             Coopers & Lybrand L.L.P.
& LYBRAND                                           a professional services firm


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of CMC Fund Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMC High Yield Fund, one of the portfolios of CMC Fund Trust (the "Fund") as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with generally acceptable accounting principles.


COOPERS & LYBRAND L.L.P.

Portland, Oregon
December 5, 1997, except
for Note 5 as to which the
date is December 10, 1997



   Coopers & Lybrand, L.L.P. is a member of Coopers & Lybrand International, a Swiss limited liability association.

                                                                      Part A-III

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


                                     [LOGO]
                                    Columbia


                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201
                                  503-222-3600




     This Prospectus provides information on CMC Fund Trust (the "Trust"), an open-end diversified management investment company, and one of its portfolios, CMC Short Term Bond Fund (the "Fund"). The Fund seeks to provide a high level of current income consistent with a high degree of principal stability by investing primarily in high quality, short-term fixed income securities. The Fund will pursue this objective primarily through investment in high quality, short-term fixed income securities.


     The Fund enables clients of Columbia Management Co. ("CMC" or "Adviser") to invest in a diversified portfolio of fixed income securities rather than having to purchase individual securities for their accounts.


     This Prospectus concisely sets forth information about the Fund that clients should know before investing and should be retained for future reference. A Statement of Additional Information about the Fund, dated December 24, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request to the Trust. The Statement of Additional Information is legally a part of (incorporated by reference into) this Prospectus.


     THE FUND CHARGES NO SALES LOAD. SHARES OF THE FUND ARE SOLD AND REDEEMED AT THEIR NET ASSET VALUE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                December 24, 1997

                                TABLE OF CONTENTS


Fund Expenses...............................................................2
Features of the Fund........................................................3
Description of the Fund ....................................................3
Investment in the Fund .....................................................5
Redemptions.................................................................6
Determination of Net Asset Value............................................6
Distributions...............................................................7
Performance Information.....................................................7
Voting Rights...............................................................8
Taxes.......................................................................9
Management of the Fund .....................................................9
Transfer Agent..............................................................10
Additional Information......................................................10

-------------------------------------------------------------------------------
                                  FUND EXPENSES
-------------------------------------------------------------------------------

     The following table sets forth all shareholder expenses and estimated annual operating expenses of the Fund. The Fund is new, so "Annual Fund Operating Expenses" are based on estimates for the current fiscal year of the Fund. In the future, the amount of expenses will depend on the annual average net assets of the Fund and other factors. "Other Operating Expenses" include estimates of such expenses as audit, transfer agent, custodian, legal fees, and other business operating expenses. The purpose of this table is to assist you in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. See "Management of the Fund."

Shareholder Transaction Expenses                                    None


Annual Fund Operating Expenses(1)
(As a percentage of average net assets)

Management Fees                                                     .25%
12b-1 Fees                                                          None
Other Operating Expenses (after reimbursement)                     .0%(2)

      Total Fund Operating Expenses (after reimbursement)          .25%(2)

(1)In addition to the Annual Fund Operating Expenses set forth below, each shareholder will enter into a written Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to the Agreement, the Adviser will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market of conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee shall range from .00% to .20%.

(2)For the fiscal period ending October 31, 1998, the Adviser has voluntarily agreed to assume ordinary recurring expenses of the Fund to the extent necessary to maintain Total Fund Operating Expenses of .25%. If the Adviser did not assume payment of these expenses it is estimated that Other Operating Expenses for the Fund would be .21% and Total Fund Operating Expenses for the Fund would be .46% for the fiscal period ending October 31, 1998.

EXAMPLE OF EXPENSES

     The following example illustrates the expenses you would pay on a $1,000 investment over the periods shown assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.


           1 Year                        3 Years
           ------                        -------
             $3                            $8


This above table should not be considered a representation of past or future performance. The 5% rate of return used in the example is required by the SEC for comparison purposes; actual expenses and performance may be greater or less than those shown.

-------------------------------------------------------------------------------
                              FEATURES OF THE FUND
-------------------------------------------------------------------------------


     The Trust enables clients of CMC to invest in a diversified portfolio of fixed income securities rather than purchasing such securities on an individual basis. Although there are risks which cannot be eliminated in owning securities, management believes the Fund offers many advantages to CMC's clients that would not normally be available if similar securities were purchased on an individual basis. Among those advantages are economies of scale, diversification, and convenience. Each shareholder of the Fund is required to enter into an Administrative Services Agreement with CMC. See "Investment in the Fund."


     The Fund is a portfolio of the Trust, an open-end diversified management company established as an Oregon business trust under a Restated Declaration of Trust dated October 13, 1993, as amended ("Declaration of Trust"). The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund and CMC High Yield Fund. The Trust is not required under its Declaration of Trust to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies, or approving an investment advisory contract.

     The Fund is a "no-load fund," which means investors pay no sales load and do not incur any additional expenses beyond those paid directly by the Fund or by the shareholders under the Administrative Services Agreement. See "Fund Expenses" and "Investment in the Fund."

-------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
-------------------------------------------------------------------------------

     Investment Objective and Policies. The Fund's investment objective is to provide shareholders with a high level of current income consistent with a high degree of principal stability by investing primarily in high quality, short-term fixed income securities. To achieve this objective, the Fund may invest in fixed income securities consisting of corporate debt securities (including bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stock, and may have warrants attached.

     The Fund's average portfolio duration may not exceed 3 years. The Fund's investment objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

     The Fund emphasizes high quality investments. At least 50% of the Fund's assets will be invested in (a) obligations of the U.S. government, its agencies or instrumentalities, and (b) debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard and Poor's ("S&P") (AAA or AA) or Moody's Investor's Services, Inc. ("Moody's") (Aaa or Aa) or, if not rated, judged to be of comparable quality by the Adviser. Additionally, the Fund expects to invest a major portion (normally at least 95%) of its assets in investment-grade debt securities. "Investment grade" debt securities are considered to be those which at the time of the investment are: (a) rated Baa or higher by Moody's, (b) rated BBB or higher by S&P, or (c) unrated, but believed by the Adviser to be equivalent to securities with those ratings. Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Up to 5% of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P) when the Adviser believes these securities present attractive investment opportunities despite their speculative characteristics. For information on the risk of lower-rated securities and additional rating information, please see "Additional Information - Bond Ratings."


     A portion of the Fund's portfolio will ordinarily be invested in obligations issued by the U.S. Government and its agencies and instrumentalities (such as Federal Home Loan Mortgage Corp., the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Housing Administration) and in short-term corporate obligations. The Fund may also invest in repurchase agreements, which are described under "Additional Information."

     The Fund will usually invest some portion of its assets in collateralized mortgage obligations ("CMOs") issued by a U.S. agency or instrumentality or in privately issued CMOs that carry an investment-grade rating. The holder of a CMO is entitled to interest and/or principal payments that are fully collateralized by a portfolio or pool of mortgages or mortgage-backed securities. CMOs are generally issued in different classes, with different priorities as to the receipt of interest and/or principal payments on the underlying mortgages. In addition to the interest rate risk associated with all fixed income securities, mortgage-related securities and CMOs are also subject to risks relating to cash flow uncertainty; that is, the risk that assumed prepayment rates on the underlying mortgages will increase or decrease. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund, which may have an adverse effect on the value of the CMO. The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

     Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity. Portfolio decisions will be made solely on the basis of investment, rather than tax, considerations.


     Risk Considerations. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to pay interest and principal payments when due. The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. Although the Fund intends to invest at least 95% of its assets in investment-grade debt securities (ranked Baa or higher by Moody's, BBB or higher by S&P, or unrated, but believed by the Adviser to be equivalent to securities with those ratings), the Fund may invest up to 5% of its assets in lower grade securities (rated Ba or B by Moody's or BB or B by S&P). See "Additional Information--Bond Ratings."

     Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and interest rates of fixed income securities; that is, when interest rates rise, the prices of fixed income securities generally fall and, conversely, when interest rates fall, the price of fixed income securities generally rise. The change in net asset value depends upon several factors, including the fixed income securities' maturity date. In general, fixed income securities with long maturities are more sensitive to interest rate changes than fixed income securities with shorter maturities. Therefore, the net asset value of the Fund will fluctuate with changes in interest rates, although this fluctuation should be more moderate than if the Fund held fixed income securities with a average portfolio duration in excess of 3 years. The Adviser, however, will attempt to reduce principal fluctuation through, among other things, diversification, credit analysis, security selection, and adjustment of the Fund's average portfolio duration. In periods of rising interest rates and falling fixed income securities prices, the Adviser may shorten the Fund's average portfolio duration to reduce the impact of a decline in the value of fixed income securities in the Fund's portfolio. Conversely, during times of falling rates and rising prices, a longer average portfolio duration of up to 3 years may be sought.

     The Fund generally will not trade in securities for short-term profits but, when circumstances warrant, it may purchase and sell securities without regard to the length of time held. A high portfolio turnover may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. See "Taxes" in this Prospectus and "Taxes" and "Portfolio Transactions" in the Statement of Additional Information. The Fund does not expect its annual portfolio turnover rate to exceed 100%.

     Investment Restrictions. See "Additional Information" for information on the purchase by the Fund of repurchase agreements, foreign securities, loan transactions, and temporary investments. A description of other investment restrictions and certain additional investment practices of the Fund is included in the Statement of Additional Information.

-------------------------------------------------------------------------------
                             INVESTMENT IN THE FUND
-------------------------------------------------------------------------------

     Investments in the Fund are made directly by institutional clients of CMC. Each investor enters into an Administrative Services Agreement (an "Agreement") with CMC under which CMC agrees to provide certain shareholder services, including attendance at client meetings, preparation of a variety of client or shareholder reports, and performance of other administrative tasks. Each investor pays a fee under the Agreement that is expressed as a percentage of assets it has invested in the Fund. This fee is in addition to any fees that CMC or any CMC affiliate may receive for services rendered to the Fund. See "Fund Expenses." If CMC is deemed to be a fiduciary with respect to a shareholder of the Fund under the Employee Retirement Income Security Act of 1974, certain conditions and fiduciary approvals must be satisfied before assets may be invested in the Fund by CMC on behalf of a client. See "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information.

     The shares of the Fund are purchased and redeemed at the net asset value next determined after an order is received by the Fund. Net asset value of the Fund is determined as of the close of regular trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange ("NYSE") is open for business. See "Determination of Net Asset Value."

     Orders received by the Fund are processed the day they are received. Orders received before the close of regular trading on each day the NYSE is open for business will be entered at the net asset value per share calculated that day. Orders received after the close of regular trading on each day the NYSE is open for business will be entered at the net asset value next determined. All investments are credited to the shareholder's account in full and fractional shares computed to the third decimal place. Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

     Shareholder inquiries, including requests for certificated shares, may be made by writing to CMC or the Fund at 1300 SW Sixth Avenue, Portland, Oregon 97207 or by calling (503) 222-3600.

-------------------------------------------------------------------------------
                                   REDEMPTIONS
-------------------------------------------------------------------------------

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemptions of shares are at the net asset value next computed after receipt of a redemption order. See "Determination of Net Asset Value." Payment will be made within seven days of the date of redemption except as provided by the rules of the SEC.

     If certificates for shares of the Fund have been issued to a shareholder, they must be returned to the Fund, properly endorsed, before any redemption request may be processed. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Although a shareholder may redeem shares that were recently purchased by check, the Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are transmitted. This holding period does not apply to the redemption of shares recently purchased by bank wire or with a cashier's or certified check.

     The Trust reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder whose shares are redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

-------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------

     The net asset value per share of the Fund is determined by CMC, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     Securities will be valued according to the market value obtained in a consistent manner from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the applicable exchange. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and using pricing services, in each case only when these procedures result in prices that are believed to reflect fair market value. Fair value for debt securities with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest (unless the Trustees believe unusual circumstances indicate another method of determining fair value should be considered).

-------------------------------------------------------------------------------
                                  DISTRIBUTIONS
-------------------------------------------------------------------------------

     Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date unless the account has elected to receive the dividends in cash.

     If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund will generally distribute substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed, if any, will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, at the close of business on the record date, less the amount of the distribution.

-------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

     The Fund will from time to time advertise or quote its current yield, which represents the annualization of the Fund's net investment income over a recent 30-day period divided by the Fund's net asset value at the end of that period. The Fund will also periodically provide average annual total return and total return information. This information is historical data and is not intended to indicate future performance. The return and principal value of your investment will fluctuate, so that your shares when redeemed may be worth more or less than their original cost. "Total return" refers to the change in value of an investment in a Fund over a stated period, assuming the reinvestment of any dividends and capital gains. "Average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out the variations in performance but are not the same as actual annual results. For additional information on yield and total return calculations for the Fund, see the Statement of Additional Information.


     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, and USA Today.

These ranking services and publications may rank the performance of the Fund against all other funds over specified periods and against funds in specified categories.

     The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and the Lehman Brothers and Salomon bond indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Performance information on the Fund does not guarantee future results. Share prices and return will fluctuate, and you may have a gain or loss when you sell your shares.

     The Fund may also compare its performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

     The yield of the Fund is not fixed and will fluctuate. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

-------------------------------------------------------------------------------
                                  VOTING RIGHTS
-------------------------------------------------------------------------------

     The Trust may establish separate series of investment portfolios under its Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, and distribution. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights. As a result, holders of a plurality of the outstanding voting securities of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Under the provisions of the 1940 Act, and as used elsewhere in this Prospectus, the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

     Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A special meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

-------------------------------------------------------------------------------
                                    TAXES
-------------------------------------------------------------------------------

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying and by meeting certain other requirements, the Fund will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. The Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

     Shareholders that are subject to federal income taxes will recognize ordinary income on distributions of net investment income or of any excess of net short-term capital gain over net long-term capital loss. Distributions properly designated as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder held shares of the Fund.

     The tax character of dividends and other distributions from the Fund is the same whether they are paid in cash or reinvested in additional shares of the Fund. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid in the following January will be reportable as if received by the shareholders on December 31. Thus, the shareholders may be taxed on these dividends in the taxable year prior to the year of actual receipt.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     The Fund will mail to its shareholders annually a summary of the federal income tax status of the Fund's distributions for the preceding year. Additional information regarding certain income tax consequences of investments in the Fund is set forth in the Statement of Additional Information.

     This "Taxes" section is only a brief summary of the major tax considerations affecting the Fund and its shareholders and is not a complete or detailed explanation of tax matters. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes. Accordingly, investors are urged to consult their tax advisers concerning the tax consequences to them of investing in the Fund.

-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------


     The Fund is managed under the general supervision of the Trustees of the Trust. The Trust has contracted with CMC to provide investment advisory services to the Fund and the other series of the Trust, CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund. CMC has acted as an investment adviser since 1969 and acts as investment manager for approximately $14 billion of assets of other institutions. CMC is an indirect wholly owned subsidiary of Fleet Financial Group, Inc., a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956 with total assets of approximately $84 billion at September 30, 1997. The address of CMC is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.

     Under the investment advisory contract with the Trust, CMC provides research, advice, and supervision with respect to investment matters, and determines which securities are purchased or sold. In addition, CMC provides office space and pays all executive salaries and expenses and ordinary office expenses of the Fund. CMC will pay all of the organizational expenses of the Fund.

     The Adviser uses an investment team (the "Investment Team") approach to analyze investment themes and strategies for the Fund. Thomas L. Thomsen, President and Director of CMC, is the Chief Investment Officer of the Investment Team. With over 28 years of experience in the investment management industry, Mr. Thomsen supervises the Investment Team in establishing broad investment strategies and determining portfolio guidelines for the Fund.


     Members of the Investment Team are responsible for the analysis of particular industries or types of fixed income securities and for recommendations on individual securities within those industries or asset categories. Investment decisions are made by the Investment Team and Leonard A. Aplet, Vice President of the Adviser and a Chartered Financial Analyst who is responsible for investment decisions on behalf of the Fund. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the Investment Team in 1987.

     Members of the Investment Team and other personnel of the Trust or CMC are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Trust. The rules that govern personal trading by investment personnel are based on the principal that employees owe a fiduciary duty to conduct their trades in a manner that is not detrimental to the Fund or its shareholders. The Trust has adopted the recommendations of the Investment Company Institute, an organization of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.


     The investment advisory fee of the Fund is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of .25 of 1 percent of its daily net assets. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees' fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all expenses of preparing its registration statements, prospectuses, and reports. The Adviser has, however, voluntarily agreed to reimburse the Fund to the extent Total Fund Operating Expenses exceed .25 of 1 percent of its daily net assets in the fiscal year ending October 31, 1998.

-------------------------------------------------------------------------------
                                 TRANSFER AGENT
-------------------------------------------------------------------------------

     Columbia Trust Company (the "Trust Company") acts as transfer agent and dividend paying agent for the Fund. The Trust Company is an indirect wholly owned subsidiary of Fleet Financial Group, Inc. The address of the Trust Company is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.


-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

     Repurchase Agreements. The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security.

Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

     Foreign Securities. The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

     Loan Transactions. The Fund may lend portfolio securities to qualified institutional investors for the short-term purpose of realizing additional income. The aggregate value of all securities loaned may not exceed 33 1/3% of the Fund's total assets, and such loans will be collateralized by cash, cash equivalents, or an irrevocable letter of credit in accordance with regulations adopted by the SEC. For more information on loan transactions, see the Statement of Additional Information.

     Dollar Roll Transactions. The Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions consist of sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security. The Fund will not use such transactions for leveraging purposes, and accordingly, if required by the SEC, will segregate cash, U.S. Government securities, or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

     Temporary Investments. When, as a result of market conditions, the Fund determines that a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

     Illiquid Investments. No illiquid investments will be acquired if, upon purchase, more than 10% of the Fund's net assets would consist of these securities. "Illiquid Investments" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the staff of the SEC, the following securities in which the Fund may invest will be considered illiquid:

     *    repurchase agreements maturing in more than seven days;

     * restricted securities (securities whose public resale is subject to legal restrictions); and

     * any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under SEC Rule 144A ("Rule 144A Securities"). If a dealer or institutional trading market exists for Rule 144A Securities, the securities may be deemed to be liquid and thus treated as exempt from the Fund's liquidity restrictions. Under the supervision of the Board of Trustees of the Trust, the Adviser determines the liquidity of Rule 144A Securities and, through reports from the Adviser, the Board of Trustees monitors trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:

     *    the frequency of trades and price quotes for the security;

     * the number of dealers willing to purchase or sell the security and the number of other potential purchasers;

     *    dealer undertakings to make a market in the security; and

     * the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for transfer).

     If institutional trading in Rule 144A Securities declines, the liquidity of the Fund could be adversely affected to the extent it is invested in Rule 144A Securities.

     Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     Bonds rated BB and B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Investment Restrictions. A description of other investment restrictions and certain investment practices of the Fund is included in the Statement of Additional Information.

                                                                      Part B-III
                                                     Reg. Nos. 33-30394/811-5857

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Columbia Financial Center
                              1300 SW Sixth Avenue
                                   PO Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust"), an open-end diversified management investment company established as an Oregon business trust on August 7, 1989, and a portfolio of the Trust, CMC Short Term Bond Fund (the "Fund"). The Trust has three other portfolios, CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund.


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 24, 1997 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust.





                                Table of Contents


Management...................................................................2
Investment Advisory and Other Fees Paid to Affiliates........................3
Portfolio Transactions.......................................................4
Redemptions and Net Asset Value..............................................5
Custodians...................................................................5
Independent Accountants......................................................6
Taxes........................................................................6
Yield and Performance........................................................8
Investment Restrictions......................................................9
Additional Information Regarding Certain
    Investments by the Fund..................................................11








                                December 24, 1997

-------------------------------------------------------------------------------
                                   MANAGEMENT
-------------------------------------------------------------------------------


     The trustees and officers of the Trust are listed below, together with their principal business occupations. Except as otherwise indicated, each person listed has held his position with the Trust since inception in August 1989. All other principal business positions have been held for more than five years, except as follows: Columbia Small Cap Fund, Inc. since August 1996; Columbia Real Estate Equity Fund, Inc. since April 1994; Columbia High Yield Fund, Inc. since July 1993; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Chairman, President, Secretary, and Trustee of the Trust; Chairman, President, Secretary, and Director of the Columbia Funds; and Consultant with Fleet Financial Group Inc. (since December 1997); formerly Chairman and Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Fund, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Funds' transfer agent; and formerly Director of Columbia Financial Center Incorporated. Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

RICHARD L. WOOLWORTH, Trustee of the Trust (since July 1993); Director of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of The Benchmark Group, health insurers. Mr. Woolworth's business address is 100 S. W. Market Street, Portland, Oregon 97201.

THOMAS R. MACKENZIE, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Chairman of the Board of Directors of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's business address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

JAMES C. GEORGE, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

     *Mr. Inskeep is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receives no trustee fees or salary from the Trust or the Fund.

     The following table sets forth the compensation of the disinterested trustees of the Trust. For Mr. Woolworth, the amount represents compensation received by Mr. Woolworth for the fiscal year ending October 31, 1997. The amounts for Mr. Mackenzie and Mr. George, both of whom became trustees of the Trust on December 10, 1997, are estimates of compensation to be paid in fiscal year 1998 by the Trust and the Columbia Funds.

                                                    Total Compensation from the
Trustee                 Compensation From Trust     Trust and Columbia Funds
-------                 -----------------------     ------------------------

Richard L. Woolworth           $8,000                      $29,000
Thomas R. Mackenzie            $9,000                      $31,000
James C. George                $9,000                      $31,000


     As of the date of this Statement of Additional Information, there were no shareholders of the Fund.

-------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
-------------------------------------------------------------------------------

     Information regarding services performed by the Adviser to the Fund and the formula for calculating the fees paid for those services are set forth in the Prospectus under "Management of the Fund."


     Shareholders of the Fund enter into an Administrative Services Agreement (the "Agreement") with the Adviser, in addition to their indirect relationship to the Adviser by virtue of their status as shareholders of the Fund. Pursuant to the Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges a fee for those services based on the level of shareholder assets invested in the Fund.


     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund. These conditions have been set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits a client of the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U.
S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund is not engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.


     The Adviser is registered under the Investment Advisers Act of 1940, is engaged principally in the business of rendering investment supervisory services, and is responsible for payment of all executive salaries and executive expenses and office rent of the Fund and the Trust.

     The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Financial Group, Inc. ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities and insurance services.

     The Adviser acts as an investment manager for approximately $14 billion of assets. The Fund is intended to principally provide investment vehicles for certain client accounts managed by the Adviser. An independent fiduciary of those client accounts, after careful review of the Fund's Prospectus, Statement of Additional Information, and fees arrangement, approves the investment in the Fund. The independent fiduciary then authorizes the Adviser to purchase and sell shares of the Fund at its discretion for the client's portfolio subject to any limitations imposed by the authorization.

     The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement.


-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The Trust expects that the Fund's portfolio turnover rate will not exceed 100%.


     The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or the Fund may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The Fund may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices.


     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Fund has no arrangements or formulas as to either the allocation of brokerage business or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by the Fund if management of the Trust determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund.

     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or CFMC. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.

     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

-------------------------------------------------------------------------------
                         REDEMPTIONS AND NET ASSET VALUE
-------------------------------------------------------------------------------

     Information regarding redemptions is set forth in the Prospectus under "Redemptions". Information regarding the determination of the net asset value per share of the Fund is set forth in the Prospectus under "Determination of Net Asset Value."

     The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC governing whether the conditions described in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

-------------------------------------------------------------------------------
                                   CUSTODIANS
-------------------------------------------------------------------------------

     United States National Bank of Oregon, 321 SW Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). Morgan Stanley Trust Company ("Morgan Stanley" or a "Custodian"), One Evertrust Plaza, Jersey City, New Jersey 07302, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment for securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley. Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund will be approved in accordance with regulations under the 1940 Act.

-------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

     Coopers & Lybrand, L.L.P., 1300 S.W. Fifth Avenue, Suite 2700, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the financial statements of the Trust at fiscal year-end, is expected to assist in the preparation of the tax returns of the Trust and in certain other matters.

-------------------------------------------------------------------------------
                                      TAXES
-------------------------------------------------------------------------------

Federal Income Taxes

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     The Fund may invest up to 10 percent of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933 (the "1933 Act"), as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

-------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
-------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                  Yield = 2 [(a-b + 1)6 -1]
                                    cd

         Where:     a    =   dividends and interest earned during the period.

                    b    =   expenses accrued for the period.

                    c    =   the average  daily  number of shares  outstanding
                             during the period that were entitled to receive dividends.

                    d    =   the maximum  offering price per share on the last
                             day of period.

     The Fund uses generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n  =  ERV

         Where:   P   =    a hypothetical initial payment of $1000

                  T   =    average annual total return

                  n   =    number of years

                ERV   =    ending  redeemable  value  of  a  hypothetical  $1000
                           payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated.

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

     The Prospectus sets forth the investment objectives and certain restrictions applicable to the Fund. The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of an investment by the Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Trust may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

The Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and bankers' acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

     3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. The Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities, except as set forth in the Prospectus.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

     9. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

     10. Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     12. Borrow money, except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the gross assets taken at cost of the Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14. Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     Some of the practices described above prohibit particular practices. Other policies (paragraphs 2, 4, 5, 12, 13, and 16) permit specified practices but limit the portion of the Fund's assets that may be so invested. Subject to the investment restriction, the Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information). The Fund has no intention of engaging in the other permitted practices in the foreseeable future.

-------------------------------------------------------------------------------
        ADDITIONAL INFORMATION REGARDING CERTAIN INVESTMENTS BY THE FUND
-------------------------------------------------------------------------------

Investments by the Fund

     Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association "GNMA" mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Information regarding certain of these securities is included below. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached.

     Depending on prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Adviser will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

     To achieve its investment objective, the Fund expects to invest a major portion (normally at least 95 percent) of its fixed income in investment grade debt securities. "Investment grade" debt securities are considered to be those which at the time of the investment are (a) rated Baa or higher by Moody's Investor Services, Inc. ("Moody's"), (b) rated BBB or higher by Standard and Poor's Corporation ("S&P"), or (c) unrated, but believed by the Adviser for the Fund to be equivalent to securities with those ratings. Up to five percent of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P), commonly referred to as "junk bonds" when the Fund's Adviser believes these securities present attractive investment opportunities notwithstanding their speculative characteristics. See the Prospectus under "Additional Information" for a description of corporate bond ratings.

Government Securities

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage

Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Certificates

     GNMA Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     The GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FMHA or guaranteed by the VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Regular payments and prepayments of principal by mortgagors and mortgage foreclosures will result in the return of the greater part of principal invested well before the maturity of the mortgages in the pool. (Because of the GNMA guarantee, foreclosures impose no risk to principal investment.)

     Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the servicing agent. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1 percent of the outstanding principal for providing its guarantee, and the insurer is paid an annual fee of 0.44 of 1 percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount rather than at par.

     2. After issuance, certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly payment has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if borrowers pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared to this basis, GNMA Certificates have historically yielded roughly .50 of 1 percent more than high-grade corporate bonds and 1 percent more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     Market for GNMA Certificates. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     Other Pass-Through Certificates. The Fund may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to the Fund. These securities may be "modified pass-through certificates" (like GNMA certificates) whereby the Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates" whereby the Fund would receive principal only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. Examples of pass-through securities that the Fund may purchase are: Federal National Mortgage Association; Federal Home Loan Mortgage Corporation ("Participation Certificates"); Conventional Mortgage Pass-Through Certificates ("CONNIE MAC") Residential Funding Corp. Participation Certificates; and Federal Housing Administration Insured Project Pass-Through Pools.

Floating or Variable Rate Securities

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. Indices commonly used by the Fund include LIBOR, Prime or the rate for 90 or 180 day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Collateralized Mortgage Obligations ("CMOs")

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund. CMOs may also be less marketable than other securities. The Fund will only invest in CMOs issued by agencies or instrumentalities of the U.S. Government or privately-issued CMOs carrying investment-grade ratings. In addition, the Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Securities Rating Agencies

     Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by S&P or Moody's for securities may change as a result of changes in such organizations or changes in the rating systems, the Fund will attempt to use comparison ratings as standards for its investments in bonds in accordance with the policies described herein.

     Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may rise as a result of public interest questions and preparation to meet such obligations.

     Bond Ratings. See the Prospectus under "Additional Information -- Bond Ratings" for a description of the ratings used by Moody's and S&P.

Certificates of Deposit

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insured amount of Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Loan Transactions

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Fund understands that it is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.


     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


Bankers' Acceptances

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date and the nature of the underlying transaction.

Letters of Credit

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

Dollar Roll Transactions

     The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

     The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

                                 CMC FUND TRUST

                                     PART C

                                OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

(a)  Index to Financial Statements.

     CMC Small Cap Fund -- Included in the Statement of Additional Information CMC International Stock Fund -- Included in the Statement of Additional Information CMC High Yield Fund -- Included in the Statement of Additional

     Information CMC Short Term Bond Fund -- Not Applicable


(b)  Exhibits:


     (1A) Restated Declaration of Trust.(1)

     (1B) Amendment to Restated Declaration of Trust.(1)

     (1C) Amendment No. 2 to Restated Declaration of Trust.(2)

     (2) Bylaws.(1)

     (4A) Specimen Stock Certificate for CMC Small Cap Fund.(1)

     (4B) Specimen Stock Certificate for CMC International Stock Fund.(1)

     (4C) Specimen Stock Certificate for CMC High Yield Fund.(1)

     (4D) Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

     (5A) Investment Advisory Contract for CMC Small Cap Fund.*

     (5B) Investment Advisory Contract for CMC International Stock Fund.*

     (5C) Investment Advisory Contract for CMC High Yield Fund.*

     (5D) Investment Advisory Contract for CMC Short Term Bond Fund.(2)

     (8A) Custodian Contract between United States National Bank of Oregon and CMC Fund Trust.(1)

     (8B) Custodian Contract between CMC Fund Trust and Morgan Stanley Trust Company.(1)

     (9A) Transfer Agent Agreement for CMC Small Cap Fund.*

     (9B) Transfer Agent Agreement for CMC International Stock Fund.*

     (9C) Transfer Agent Agreement for CMC High Yield Fund.*

     (9D) Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

     (9E) Form of Administrative Services Agreement.*

     (10) Opinion of Counsel with respect to CMC Short Term Bond Fund.*

     (11) Consent of Coopers & Lybrand, L.L.P., Independent Accountants, relating to financial statements of CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund.*

     (12) See paragraph (a) of this Item 24.

     (17) Powers of Attorney for Messrs. George and Mackenzie.* Powers of Attorney for Messrs. Inskeep and Woolworth.(1)

     (27A) Financial Data Schedule for CMC Small Cap Fund.*

     (27B) Financial Data Schedule for CMC International Stock Fund.*

     (27C) Financial Data Schedule for CMC High Yield Fund.*

(1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

(2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

*Filed herewith.


Item 25.   Persons Controlled by or Under Common Control with Registrant


     The Registrant has an investment advisory contract with Columbia Management Co., an Oregon corporation (the "Adviser"). Columbia Daily Income Company, Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc.,

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Small Cap Fund, Inc. and Columbia High Yield Fund, Inc., each an Oregon corporation, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("CFMC"). Fleet Financial Group, Inc. ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CFMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" in the Statement of Additional Information.


Item 26.   Number of Holders of Securities


     CMC Small Cap Fund -- At November 28, 1997, all outstanding shares of CMC Small Cap Fund were held by 70 shareholders.

     CMC International Stock Fund -- At November 28, 1997, all outstanding shares of CMC International Stock Fund were held by 20 shareholders.

     CMC High Yield Fund -- At November 28, 1997, all outstanding shares of CMC High Yield Fund were held by 39 shareholders.

     CMC Short Term Bond Fund -- Not Applicable.


Item 27.   Indemnification

     Under the Declaration of Trust and Bylaws of the Registrant, any trustee or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by the trustee or officer in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his or her being a trustee or officer of the Registrant, to the fullest extent not prohibited by law and the Investment Company Act of 1940 (the "1940 Act") and related regulations and interpretations of the Securities and Exchange Commission ("SEC").

     Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 (the "1933 Act") may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or trustee in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or trustee in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The Registrant's trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 28.   Business and Other Connections of Investment Adviser

     Information regarding the businesses of Columbia Management Co. and its officers and directors is set forth under "Management of the Fund" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 29.   Principal Underwriters

     Not applicable.

Item 30.   Location of Accounts and Records

     The records required to be maintained under Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by CMC Fund Trust, Columbia Management Co., and Columbia Trust Company at 1300 SW Sixth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by United States National Bank of Oregon, 321 SW Sixth Avenue, Portland, Oregon 97208 and Morgan Stanley Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302.

Item 31.   Management Services

     Not applicable.

Item 32.   Undertakings


     (a) The Registrant undertakes to file a post-effective amendment for CMC Short Term Bond Fund, using financial statements that need not be certified, within four to six months of the later of the effective date of this amendment to the Registration Statement or commencement of operations of the CMC Short Term Bond Fund.


     (b) The Registrant hereby undertakes to promptly call a meeting of the shareholders of the Registrant for the purpose of voting in the removal of any trustee of the Registrant when requested in writing by shareholders of at least 10 percent of the outstanding shares of the Registrant. The Registrant undertakes to assist its shareholders in communicating with other shareholders of the Registrant to the extent required by Section 16 of the 1940 Act or any regulations promulgated thereunder.

     (c) The Registrant hereby undertakes, upon request and without charge, to furnish a copy of the Registrant's annual report to shareholders to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 24th day of December, 1997.

                                        CMC FUND TRUST


                                        By:    J. JERRY INSKEEP, JR.
                                           ------------------------------------
                                             J. Jerry Inskeep, Jr.
                                             President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 24th day of December, 1997 by the following persons in the capacities indicated.


(i)  Principal executive officer:



*    J. JERRY INSKEEP, JR.                   President, Chairman, Secretary and
----------------------------------------     Trustee
     J. Jerry Inskeep, Jr.


(ii) Principal accounting and financial officer:



     J. JERRY INSKEEP, JR.                   President, Chairman, Secretary and
----------------------------------------     Trustee
     J. Jerry Inskeep, Jr.



(iii) Trustees:




*    RICHARD L. WOOLWORTH                    Trustee
----------------------------------------
     Richard L. Woolworth

*    JAMES C. GEORGE                         Trustee
----------------------------------------
     James C. George



*    THOMAS R. MACKENZIE                     Trustee
----------------------------------------
     Thomas R. Mackenzie



*By: J. JERRY INSKEEP, JR.
    ------------------------------------
     J. Jerry Inskeep, Jr.
     Attorney-In-Fact

                                 CMC FUND TRUST

                                  EXHIBIT INDEX


Exhibit         Description


(1A)      Restated Declaration of Trust.(1)

(1B)      Amendment to Restated Declaration of Trust.(1)

(1C)      Amendment No. 2 to Restated Declaration of Trust.(2)

(2)       Bylaws.(1)

(4A)      Specimen Stock Certificate for CMC Small Cap Fund.(1)

(4B)      Specimen Stock Certificate for CMC International Stock Fund.(1)

(4C)      Specimen Stock Certificate for CMC High Yield Fund.(1)

(4D)      Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

(5A)      Investment Advisory Contract for CMC Small Cap Fund.*

(5B)      Investment Advisory Contract for CMC International Stock Fund.*

(5C)      Investment Advisory Contract for CMC High Yield Fund.*

(5D)      Investment Advisory Contract for CMC Short Term Bond Fund.(2)

(8A) Custodian Contract between United States National Bank of Oregon and CMC Fund Trust.(1)

(8B) Custodian Contract between CMC Fund Trust and Morgan Stanley Trust Company.(1)

(9A)      Transfer Agent Agreement for CMC Small Cap Fund.*

(9B)      Transfer Agent Agreement for CMC International Stock Fund.*

(9C)      Transfer Agent Agreement for CMC High Yield Fund.*

(9D)      Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

(9E)      Form of Administrative Services Agreement.*

(10)      Opinion of Counsel with respect to CMC Short Term Bond Fund.*

(11) Consent of Coopers & Lybrand, L.L.P., Independent Accountants, relating to financial statements of CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund.*

(12)      See paragraph (a) of this Item 24.

(17) Powers of Attorney for Messrs. George and Mackenzie.* Powers of Attorney for Messrs. Inskeep and Woolworth.(1)

(27A)     Financial Data Schedule for CMC Small Cap Fund.*

(27B)     Financial Data Schedule for CMC International Stock Fund.*

(27C)     Financial Data Schedule for CMC High Yield Fund.*

(1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

(2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

*Filed herewith.